                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement.


[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).


[X]  Definitive Proxy Statement.


[ ]  Definitive Additional Materials.

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           UNDISCOVERED MANAGERS FUNDS
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                (Name of Registrant as Specified In Its Charter)
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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

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       2) Aggregate number of securities to which transaction applies:

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       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       4) Proposed maximum aggregate value of transaction:

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       5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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      2) Form, Schedule or Registration Statement No.:

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      3) Filing Party:

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     4) Date Filed:

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

                           UNDISCOVERED MANAGERS FUNDS
                              PLAZA OF THE AMERICAS
                       700 NORTH PEARL STREET, SUITE 1625
                               DALLAS, TEXAS 75201

                  UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND
                   UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND
                         UNDISCOVERED MANAGERS REIT FUND
                  UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND
                            UM SMALL CAP GROWTH FUND

  (the "Funds," and each a series of Undiscovered Managers Funds (the "Trust"))


                    Notice of Special Meeting of Shareholders
                                January 13, 2004



         A Special Meeting of the shareholders of the Trust will be held on January 13, 2004, at 4:00 p.m., Central time, at the offices of Undiscovered Managers, LLC, Plaza of the Americas, 700 North Pearl Street, Suite 1625, Dallas, Texas 75201 for these purposes:



         1. To approve or disapprove new Management Agreements relating to Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, Undiscovered Managers REIT Fund and UM Small Cap Growth Fund between the Trust and J.P. Morgan Investment Management Inc., such Agreements, if approved, to take effect upon the closing of the transaction among J.P. Morgan Investment Management Inc., Undiscovered Managers, LLC and Mark P. Hurley described in the attached Proxy Statement (the "Transaction").



         2. To approve or disapprove a new Sub-Advisory Agreement relating to Undiscovered Managers Behavioral Growth Fund between J.P. Morgan Investment Management Inc. and Fuller & Thaler Asset Management, Inc., such Agreement, if approved, to take effect upon the closing of the Transaction.



         3. To approve or disapprove a new Sub-Advisory Agreement relating to Undiscovered Managers Behavioral Value Fund between J.P. Morgan Investment Management Inc. and Fuller & Thaler Asset Management, Inc., such Agreement, if approved, to take effect upon the closing of the Transaction.

         4. To approve or disapprove a new Sub-Advisory Agreement relating to UM Small Cap Growth Fund between J.P. Morgan Investment Management Inc. and Mazama Capital Management, Inc., such Agreement, if approved, to take effect upon the closing of the Transaction.


         5. To approve or disapprove a new Sub-Advisory Agreement relating to Undiscovered Managers REIT Fund between Undiscovered Managers, LLC and J.P. Morgan Investment Management Inc.


         6. To elect a new Board of Trustees to take office upon the closing of the Transaction.


         7. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

         Shareholders of each Fund will vote only with regard to matters relating to their own Fund. Shareholders of record at the close of business on December 1, 2003 are entitled to notice of and to vote at the meeting and any adjourned session.

                                   By order of the Board of Trustees,

                                   Patricia L. Duncan
                                   Secretary


December 11, 2003



         PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. YOUR VOTE IS NEEDED TO ENSURE THAT THE PROPOSALS CAN BE ACTED UPON. YOUR IMMEDIATE RESPONSE ON THE ENCLOSED PROXY CARD(S) WILL HELP SAVE ON THE COSTS OF ANY FURTHER SOLICITATIONS OF SHAREHOLDER VOTES. WE ENCOURAGE ALL SHAREHOLDERS TO PARTICIPATE IN THE GOVERNANCE OF THEIR FUND(S).

                                 PROXY STATEMENT

                           UNDISCOVERED MANAGERS FUNDS
                              PLAZA OF THE AMERICAS
                       700 NORTH PEARL STREET, SUITE 1625
                               DALLAS, TEXAS 75201

                  UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND
                   UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND
                         UNDISCOVERED MANAGERS REIT FUND
                  UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND
                            UM SMALL CAP GROWTH FUND

  (the "Funds," and each a series of Undiscovered Managers Funds (the "Trust"))


         The Trustees of Undiscovered Managers Funds (the "Trustees") are soliciting proxies from the shareholders of each of the Funds in connection with a Special Meeting of shareholders of the Trust (the "Meeting"). The Meeting has been called to be held on January 13, 2004 at 4:00 p.m., Central time, at the offices of Undiscovered Managers, LLC, Plaza of the Americas, 700 North Pearl Street, Suite 1625, Dallas, Texas 75201. The Meeting notice, this Proxy Statement and proxy cards are being sent to shareholders beginning on or about December 15, 2003.


         The items of business that the Trustees expect will come before the Meeting are (i) the approval of new Management Agreements relating to Undiscovered Managers Behavioral Growth Fund (the "Behavioral Growth Fund"), Undiscovered Managers Behavioral Value Fund (the "Behavioral Value Fund"), Undiscovered Managers REIT Fund (the "REIT Fund") and UM Small Cap Growth Fund (the "Small Cap Growth Fund") (each such Fund's new Management Agreement, a "New Management Agreement") between the Trust and J.P. Morgan Investment Management Inc. ("JPMIM"), (ii) the approval of a new Sub-Advisory Agreement relating to the Behavioral Growth Fund between JPMIM and Fuller & Thaler Asset Management, Inc., (iii) the approval of a new Sub-Advisory Agreement relating to the Behavioral Value Fund between JPMIM and Fuller & Thaler Asset Management, Inc.,
(iv) the approval of a new Sub-Advisory Agreement relating to the Small Cap Growth Fund between JPMIM and Mazama Capital Management, Inc., (v) the approval of a new Sub-Advisory Agreement relating to the REIT Fund between Undiscovered Managers, LLC (the "Current Adviser") and JPMIM (the "JPMIM Sub-Advisory Agreement"), and (vi) the election of a new Board of Trustees for the Trust. In this Proxy Statement, the new Sub-Advisory Agreement for each such Fund (including the JPMIM Sub-Advisory Agreement) is referred to as a "New Sub-Advisory Agreement," and Fuller & Thaler Asset Management, Inc. and Mazama Capital Management, Inc. are referred to as the "Sub-Advisers."

         The following table summarizes each Proposal and the shareholders entitled to vote on such Proposal.

                    Proposal                                    Shareholders Entitled to Vote
                    --------                                    -----------------------------
Proposal 1: Approval of New Management Agreements       Shareholders of the Behavioral Growth Fund, the
                                                        Behavioral Value Fund, the REIT Fund and the Small
                                                        Cap Growth Fund, voting separately by Fund

Proposal 2: Approval of New Sub-Advisory Agreement      Shareholders of the Behavioral Growth Fund
            for the Behavioral Growth Fund

Proposal 3: Approval of New Sub-Advisory Agreement      Shareholders of the Behavioral Value Fund
            for the Behavioral Value Fund

Proposal 4: Approval of New Sub-Advisory Agreement      Shareholders of the Small Cap Growth Fund
            for the Small Cap Growth Fund

Proposal 5: Approval of JPMIM Sub-Advisory Agreement    Shareholders of the REIT Fund
            for the REIT Fund

Proposal 6: Election of Trustees                        Shareholders of the Trust, voting together as a
                                                        single class


         The Trustees are proposing New Management Agreements for the Behavioral Growth Fund, the Behavioral Value Fund, the REIT Fund and the Small Cap Growth Fund and New Sub-Advisory Agreements for the Behavioral Growth Fund, the Behavioral Value Fund and the Small Cap Growth Fund because the existing Management Agreements relating to such Funds and the existing Sub-Advisory Agreements relating to the Behavioral Growth Fund, the Behavioral Value Fund and the Small Cap Growth Fund (each such Management Agreement, a "Current Management Agreement," and each such Sub-Advisory Agreement, a "Current Sub-Advisory Agreement") will automatically terminate in the event that the transaction among the Current Adviser, JPMIM and Mark P. Hurley that is described below is consummated. The Current Adviser, Mark P. Hurley (the principal executive officer and a controlling person of the Current Adviser), and JPMIM have entered into an asset purchase agreement (the "Transaction Agreement") dated as of November 16, 2003, pursuant to which JPMIM has agreed to acquire certain of the assets of the Current Adviser relating to the business of providing management and administrative services to the Trust, the Funds (other than Undiscovered Managers Special Small Cap Fund (the "Special Small Cap Fund")) and another registered investment company sponsored by the Current Adviser, which assets include the Current Management Agreements, the Current Sub-Advisory Agreements and, upon approval of the JPMIM Sub-Advisory Agreement by the shareholders of the REIT Fund and the execution and delivery of such agreement by the parties thereto, the JPMIM Sub-Advisory Agreement. In this Proxy Statement, this acquisition is referred to as the "Transaction." Information about JPMIM, which is a subsidiary of J.P. Morgan Chase & Co., a global financial services corporation, may be found beginning on page 20.

         The Transaction will cause the Current Management Agreements and Current Sub-Advisory Agreements to terminate as a result of certain non-assignment provisions in the agreements and certain provisions of the Investment Company Act of 1940 (the "Investment Company Act"), a federal law that regulates mutual funds such as the Funds. Such terminations will necessitate the approval of new advisory and sub-advisory agreements. Consequently, the Trustees are proposing that the shareholders of the Funds (other than the Special Small Cap Fund) approve the New Management Agreements for such Funds and the New Sub-Advisory Agreements relating to the Behavioral Growth Fund, the Behavioral Value Fund and the Small Cap Growth Fund, each such agreement to take effect upon the consummation of the Transaction. Assuming the JPMIM Sub-Advisory Agreement is approved by the shareholders of the REIT Fund, the Transaction will also cause the termination of that agreement, but a new sub-advisory agreement replacing the JPMIM Sub-Advisory Agreement is not being proposed because JPMIM intends to manage the REIT Fund directly, without retaining a sub-adviser.



         The consummation of the Transaction is currently expected to take place on or about January 30, 2004, but is contingent upon certain conditions either being satisfied or waived, which conditions include the approval of the New Management Agreements relating to the Behavioral Growth Fund, the Behavioral Value Fund, the REIT Fund and the Small Cap Growth Fund by such Funds' shareholders, the approval of the New Sub-Advisory Agreements relating to the Behavioral Growth Fund, the Behavioral Value Fund, and the Small Cap Growth Fund by such Funds' shareholders, the election of all of the individuals proposed in this Proxy Statement as Trustees of the Trust, and similar approvals relating to another registered investment company sponsored by the Current Adviser. If any of the proposals described in this Proxy Statement is not approved, the Transaction will not be consummated unless JPMIM determines to waive the condition in the Transaction Agreement relating to such approval. In addition, because the consummation of the Transaction is contingent on certain conditions not relating to the Funds being satisfied or waived, the Transaction may not be consummated even if shareholders approve each of the proposals described in this Proxy Statement.


         The New Management Agreement relating to each of the Behavioral Growth Fund, the Behavioral Value Fund, the REIT Fund and the Small Cap Growth Fund is identical to the Current Management Agreement relating to that Fund, except that
(i) JPMIM, rather than the Current Adviser, will be party thereto, (ii) the effective date of each New Management Agreement will be the date that such New Management Agreement is executed (which date is expected to occur upon the consummation of the Transaction) and (iii) certain other non-material changes will be made. The New Sub-Advisory Agreement relating to each of the Behavioral Growth Fund, the Behavioral Value Fund and the Small Cap Growth Fund is identical to the Current Sub-Advisory Agreement for such Fund, except that (i) JPMIM, rather than the Current Adviser, will be party thereto, (ii) the effective date of each such New Sub-Advisory Agreement will be the date that such New Sub-Advisory Agreement is executed (which date is expected to occur upon the consummation of the Transaction), and (iii) the reference in each such New Sub-Advisory Agreement to the date of the relevant Management Agreement will be updated.

         At an in-person meeting held on November 17, 2003 with representatives of JPMIM, the Trustees determined that it would be appropriate to retain JPMIM to manage the REIT Fund, including the investment and reinvestment of that Fund's assets. As described above, the

Trustees are recommending that, effective on the consummation of the Transaction, JPMIM be retained as investment manager to the REIT Fund pursuant to the New Management Agreement relating to the REIT Fund. At their meeting, the Trustees also determined to retain JPMIM as sub-adviser to the REIT Fund, with the intent that JPMIM's retention as sub-adviser occur prior to the consummation of the Transaction. The Trustees accordingly terminated the existing Sub-Advisory Agreement relating to the REIT Fund between the Current Adviser and Bay Isle Financial LLC (the "Prior REIT Fund Sub-Advisory Agreement") and approved an interim sub-advisory agreement relating to that Fund between the Current Adviser and JPMIM. Accordingly, beginning on January 1, 2004, JPMIM is expected to serve as sub-adviser to the REIT Fund pursuant to such interim sub-advisory agreement, which, under federal law, can remain in effect for no more than 150 days. The Trustees are proposing the JPMIM Sub-Advisory Agreement so that the REIT Fund can continue to be sub-advised by JPMIM after the interim sub-advisory agreement terminates. At the Meeting, shareholders of the REIT Fund will be asked to approve the JPMIM Sub-Advisory Agreement, pursuant to which JPMIM would continue to serve as sub-adviser to the REIT Fund pending consummation of the Transaction. In the event that the Transaction is consummated, the JPMIM Sub-Advisory Agreement (if approved by shareholders of the REIT Fund at the Meeting and then executed and delivered by the parties thereto) will terminate automatically, and JPMIM is currently expected to manage the REIT Fund directly as investment manager, without retaining a sub-adviser. The JPMIM Sub-Advisory Agreement is identical to the Prior REIT Fund Sub-Advisory Agreement, except that (i) JPMIM, rather than Bay Isle Financial LLC, will be party thereto, and (ii) the date of the JPMIM Sub-Advisory Agreement will be the date that the JPMIM Sub-Advisory Agreement is executed.


         Also in connection with the Transaction, it is proposed that the shareholders of the Trust elect a new Board of Trustees for the Trust. The ten nominees for election as Trustees set forth in this Proxy Statement also serve as trustees of eleven other registered investment companies with a total of 71 separate investment portfolios advised by JPMIM and its affiliates. JPMIM has informed the Trust that the election of the nominees as Trustees may thus offer greater efficiency in the management of the Trust's affairs. If elected by shareholders of the Trust at the Meeting, the nominees would serve as Trustees only if the Transaction is consummated. Please see "Proposal to Elect a New Board of Trustees" on pages 12 to 19 for more information on the nominees.



         The Trustees have carefully considered the matters before you and have concluded that it is appropriate to approve the New Management Agreements and New Sub-Advisory Agreements relating to the applicable Funds and to elect the nominees set forth in this Proxy Statement as Trustees.


                  PROPOSAL TO APPROVE NEW MANAGEMENT AGREEMENTS
             AND NEW SUB-ADVISORY AGREEMENTS (PROPOSALS ONE TO FIVE)

         Under the Investment Company Act, a Fund cannot enter into a New Management Agreement or a New Sub-Advisory Agreement (other than short-term interim agreements) unless the shareholders of that Fund vote to approve the New Management Agreement or New Sub-Advisory Agreement, as applicable. The Meeting is being held, among other things, to seek shareholder approval of the New Management Agreements and the New Sub-Advisory Agreements. NO CHANGE IN ANY FEE RATE IS BEING PROPOSED.

         Shareholders of each applicable Fund will vote only with regard to the New Management Agreement and New Sub-Advisory Agreement relating to their own Fund. Each New Management Agreement and each New Sub-Advisory Agreement other than the JPMIM Sub-Advisory Agreement will take effect only if the Transaction is consummated. If the Transaction is not consummated, then the Current Management Agreements relating to the Behavioral Growth Fund, the Behavioral Value Fund, the REIT Fund and the Small Cap Growth Fund, the Current Sub-Advisory Agreements relating to the Behavioral Growth Fund, the Behavioral Value Fund and the Small Cap Growth Fund, and, if the JPMIM Sub-Advisory Agreement has been approved by shareholders of the REIT Fund and then executed and delivered by the parties thereto, the JPMIM Sub-Advisory Agreement, will continue in effect.


         THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH APPLICABLE FUND VOTE TO APPROVE THE NEW MANAGEMENT AGREEMENT AND THE NEW SUB-ADVISORY AGREEMENT RELATING TO THEIR FUND. THE SHAREHOLDERS OF THE SPECIAL SMALL CAP FUND ARE NOT BEING ASKED TO APPROVE ANY NEW MANAGEMENT OR SUB-ADVISORY AGREEMENT RELATING TO SUCH FUND. IT IS ANTICIPATED THAT THE SPECIAL SMALL CAP FUND WILL BE TERMINATED ON JANUARY 9, 2004 OR AS SOON AS POSSIBLE THEREAFTER.


Description of the New Management Agreements

         The New Management Agreement relating to each of the Behavioral Growth Fund, the Behavioral Value Fund, the REIT Fund and the Small Cap Growth Fund is identical to the Current Management Agreement relating to that Fund, except that
(i) JPMIM, rather than the Current Adviser, will be party thereto, (ii) the effective date of each New Management Agreement will be the date that such New Management Agreement is executed (which date is expected to occur upon the consummation of the Transaction) and (iii) certain other non-material changes will be made. Appendix A to this Proxy Statement sets forth information about the Current Management Agreements, including the dates of the Current Management Agreements and the advisory fee rates under each of the Current and the New Management Agreements. Appendix B to this Proxy Statement contains the form of the New Management Agreements. The New Management Agreement with respect to each such Fund matches in all material respects the form in Appendix B, except for the names of the Funds, the dates of the Agreements and the fee arrangements. The next several paragraphs summarize some important provisions of the New Management Agreements (all of which provisions are also in the Current Management Agreements), but for a complete understanding of the Agreements you should read Appendices A and B.

         Each New Management Agreement essentially provides that JPMIM, under the Trustees' supervision, will (1) manage the investment and reinvestment of the assets of the relevant Fund, (2) decide what securities to buy and sell for such Fund's portfolio and (3) select brokers and dealers to carry out portfolio transactions for such Fund. Each New Management Agreement also permits JPMIM to delegate certain of its responsibilities to other parties. For each of the Behavioral Growth Fund, the Behavioral Value Fund and the Small Cap Growth Fund, JPMIM will delegate certain responsibilities to that Fund's Sub-Adviser under the New Sub-Advisory Agreement relating to that Fund. After consummation of the Transaction, JPMIM currently expects to manage the REIT Fund without retaining a sub-adviser. To the extent required by applicable law, including applicable rules, orders or interpretations of the Securities and Exchange Commission or its staff, shareholder approval would be required in order for JPMIM to retain a sub-adviser or sub-advisers with respect to the REIT Fund in the future.

         Each New Management Agreement provides that it will continue in effect for an initial period of two years from the date of execution. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Trust or JPMIM (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

         Each New Management Agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, on sixty days' written notice to JPMIM, or by JPMIM upon ninety days' written notice to the Trust. Each New Management Agreement also terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser occurs.

         In addition, each New Management Agreement will automatically terminate if JPMIM requires the Trust or the relevant Fund to change its name so as to eliminate all references to the words "Undiscovered Managers" (and, with respect to the Small Cap Growth Fund, the letters "UM") unless the continuance of such New Management Agreement after such change is approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

         Each New Management Agreement provides that JPMIM will not be liable to the Trust or any of its shareholders or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services under the applicable New Management Agreement, except for liability arising from JPMIM's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Description of the New Sub-Advisory Agreements relating to the Behavioral Growth Fund, the Behavioral Value Fund and the Small Cap Growth Fund

         The New Sub-Advisory Agreement relating to each of the Behavioral Growth Fund, the Behavioral Value Fund and the Small Cap Growth Fund is identical to the Current Sub-Advisory Agreement for that Fund, except that (i) JPMIM, rather than the Current Adviser, will be party thereto, (ii) the date of each such New Sub-Advisory Agreement will be the date that such New Sub-Advisory Agreement is executed, and (iii) the reference in each such New Sub-Advisory Agreement to the date of the relevant Management Agreement will be updated. Appendix C to this Proxy Statement sets forth information about the Current Sub-Advisory Agreements, including the dates of the Current Sub-Advisory Agreements and the sub-advisory fee rates under each of the Current and New Sub-Advisory Agreements. Appendix D to this Proxy Statement contains the form of the Sub-Advisory Agreement relating to each of the Behavioral Growth Fund, the Behavioral Value Fund and the Small Cap Growth Fund. Each New Sub-Advisory Agreement relating to such Funds matches in all material respects the form in Appendix D, except for the names of the Funds, the parties to the Agreements, the dates of the Agreements, the dates of the Management Agreements referenced therein and the fee rates. The next several paragraphs summarize some important provisions of the New Sub-Advisory Agreements for such Funds (all of which provisions are also in the corresponding Current Sub-Advisory Agreements), but for a complete understanding of the Sub-Advisory Agreements you should read Appendices C and D.

         Each such New Sub-Advisory Agreement essentially provides that the relevant Sub-Adviser, under JPMIM's supervision, will (1) manage the investment and reinvestment of the assets of the relevant Fund, (2) decide what securities to buy and sell for such Fund's portfolio, and (3) select brokers and dealers to carry out portfolio transactions for such Fund.

         Each such New Sub-Advisory Agreement provides that it will continue in effect for an initial period of two years from its date of execution. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Trust, JPMIM or the relevant Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

         Each such New Sub-Advisory Agreement may be terminated without penalty by JPMIM, by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund on sixty days' written notice to the Sub-Adviser, and certain of the New Sub-Advisory Agreements may be terminated by the relevant Sub-Adviser under certain circumstances (for a description of such circumstances, see below). Each such New Sub-Advisory Agreement also terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

         In addition to the termination provisions described above, under the New Sub-Advisory Agreement relating to the Behavioral Growth Fund, the Sub-Adviser may terminate the Agreement at any time on or before December 31, 2004 on 180 days' written notice to both

JPMIM and the Trust, provided that JPMIM consents in writing to such termination. Further, the Sub-Adviser may terminate the New Sub-Advisory Agreement relating to the Behavioral Growth Fund on 180 days' written notice to both JPMIM and the Trust at any time after December 31, 2004. Under the New Sub-Advisory Agreement relating to the Behavioral Value Fund, the Sub-Adviser may terminate the New Sub-Advisory Agreement at any time on or before December 31, 2005 on 180 days' written notice to both JPMIM and the Trust, provided that JPMIM consents in writing to such termination. Further, the Sub-Adviser may terminate the New Sub-Advisory Agreement relating to the Behavioral Value Fund on 180 days' written notice to both JPMIM and the Trust at any time after December 31, 2005. Under the New Sub-Advisory Agreement relating to the Small Cap Growth Fund, the Sub-Adviser has no right to terminate the Agreement.

         Each such New Sub-Advisory Agreement provides that, except as may otherwise be provided by the Investment Company Act or other federal securities laws, neither the relevant Sub-Adviser nor any of its officers, directors, employees or agents will be subject to any liability to JPMIM, the Trust, the relevant Fund or any of its shareholders for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered under such Agreement, except for liability arising from the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard by the Sub-Adviser of its obligations and duties.

         The New Sub-Advisory Agreement relating to each such Fund, as stated above, is identical to the Current Sub-Advisory Agreement for such Fund, except that they have different parties and effective dates, and references to the date of the relevant Management Agreement will be updated.

Description of the JPMIM Sub-Advisory Agreement


         The JPMIM Sub-Advisory Agreement, which relates only to the REIT Fund, is identical to the Prior REIT Fund Sub-Advisory Agreement, except that (i) JPMIM, rather than Bay Isle Financial LLC, the REIT Fund's current sub-adviser, will be party thereto, and (ii) the date of the JPMIM Sub-Advisory Agreement will be the date that the JPMIM Sub-Advisory Agreement is executed. Appendix C to this Proxy Statement sets forth information about the Prior REIT Fund Sub-Advisory Agreement, including the date of the Prior REIT Fund Sub-Advisory Agreement and the sub-advisory fee rates under each of the Prior REIT Fund Sub-Advisory Agreement and the JPMIM Sub-Advisory Agreement. Appendix E to this Proxy Statement contains the form of the JPMIM Sub-Advisory Agreement. The next several paragraphs summarize some important provisions of the JPMIM Sub-Advisory Agreement (all of which provisions are also in the Prior REIT Fund Sub-Advisory Agreement), but for a complete understanding of the JPMIM Sub-Advisory Agreement you should read Appendices C and E.


         The JPMIM Sub-Advisory Agreement essentially provides that JPMIM, under the Current Adviser's supervision, will (1) manage the investment and reinvestment of the assets of the REIT Fund, (2) decide what securities to buy and sell for the REIT Fund's portfolio, and (3) select brokers and dealers to carry out portfolio transactions for the REIT Fund.

         The JPMIM Sub-Advisory Agreement provides that it will continue in effect for an initial period of two years from its date of execution. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Trust, the Current Adviser or JPMIM, cast in person at a meeting called for the purpose of voting on such approval.

         The JPMIM Sub-Advisory Agreement may be terminated without penalty by the Current Adviser, by vote of the Trustees or by vote of a majority of the outstanding voting securities of the REIT Fund on sixty days' written notice to JPMIM. The JPMIM Sub-Advisory Agreement also terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

         The JPMIM Sub-Advisory Agreement provides that, except as may otherwise be provided by the Investment Company Act or other federal securities laws, neither JPMIM nor any of its officers, directors, employees or agents will be subject to any liability to the Current Adviser, the Trust, the REIT Fund or any of its shareholders for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered under such Agreement, except for liability arising from JPMIM's willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard by JPMIM of its obligations and duties.

         The JPMIM Sub-Advisory Agreement, as stated above, is identical to the Prior REIT Fund Sub-Advisory Agreement, except that they have different parties and effective dates.

Description of the Interim REIT Fund Sub-Advisory Agreement

         As noted above, on November 17, 2003, the Trustees approved an interim sub-advisory agreement relating to the REIT Fund, which is anticipated to take effect on January 1, 2004. The interim sub-advisory agreement will continue in effect only until the earlier of (i) 150 days after its effectiveness and (ii) the approval of the JPMIM Sub-Advisory Agreement by the shareholders of the REIT Fund. The interim sub-advisory agreement provides that compensation paid under it shall be held in an interest-bearing escrow account. Pursuant to the interim sub-advisory agreement, if the REIT Fund's shareholders approve the JPMIM Sub-Advisory Agreement before 150 days after the effective date of the interim sub-advisory agreement, then the amount in the escrow account (including interest earned thereon) shall be paid to JPMIM, and if the REIT Fund's shareholders do not approve the JPMIM Sub-Advisory Agreement, JPMIM shall be paid, from the escrow account, the lesser of an amount equal to any costs incurred in performing the interim sub-advisory agreement (plus interest earned on that amount in the escrow account) or the total amount in the escrow account (plus interest earned thereon). The interim sub-advisory agreement also has no renewal provisions, and the notice period required for the Trustees or shareholders of the REIT Fund to terminate the interim agreement is 10 days. The interim sub-advisory agreement of the REIT Fund is substantially identical to the proposed JPMIM Sub-Advisory Agreement, except for the date of the agreement and the escrow, term, renewal and termination provisions of the agreement.

Basis for the Trustees' Recommendation of the New Management Agreements and New Sub-Advisory Agreements

         The Trustees determined at an in-person meeting held on November 17, 2003 to recommend that the applicable Funds' shareholders vote to approve the New Management Agreements relating to each of the Behavioral Growth Fund, the Behavioral Value Fund, the REIT Fund and the Small Cap Growth Fund, the New Sub-Advisory Agreements relating to each of the Behavioral Growth Fund, the Behavioral Value Fund, and the Small Cap Growth Fund, and the JPMIM Sub-Advisory Agreement relating to the REIT Fund.


         In coming to this recommendation, the Trustees met with representatives of JPMIM and considered a wide range of information, including the type of information they regularly consider when determining whether to continue a Fund's management agreement and sub-advisory agreement as in effect from year to year. The Trustees considered information about, among other things:



         - JPMIM's reputation, financial resources, personnel (including senior management) and investment management experience, including
              (i) the fact that JPMIM is a subsidiary of J.P. Morgan Chase & Co., a global financial services corporation and (ii) the fact that JPMIM and its affiliates currently advise seventy-one separate investment portfolios within the JPMorgan Fund Complex;



         - each Sub-Adviser and the scope and quality of the portfolio management and related services that such Sub-Adviser has been providing to the applicable Fund(s), including the fact that no change in the scope or quality of such services is expected to take place as a result of the Transaction;



         - the terms of the current and proposed management agreements relating to the applicable Funds, including the fact that no change to the fee rates thereunder is being proposed;



         - the terms of the current and proposed sub-advisory agreements relating to the applicable Funds, including the fact that no change to the fee rates thereunder is being proposed;



         - the fact that the scope of the investment management services that JPMIM would provide to the Behavioral Growth Fund, the Behavioral Value Fund and the Small Cap Growth Fund pursuant to the New Management Agreements is substantially the same as that of the services provided to such Funds by the Current Adviser pursuant to the Current Management Agreements;



         - the expected scope and quality of the services that JPMIM would provide to the REIT Fund under the New Management Agreement and the JPMIM Sub-Advisory Agreement, including the fact that JPMIM would be responsible for the management of the REIT Fund's investment portfolio;

         - the terms of the Transaction, including JPMIM's representation that, if each New Management Agreement is approved and JPMIM serves as investment manager to each of the Behavioral Growth Fund, the Behavioral Value Fund, the REIT Fund and the Small Cap Growth Fund, it will, for at least two years following the consummation of the Transaction, limit the operating expenses of each such Fund in such a manner and amount that is at least as favorable to each such Fund as is the case under the current expense deferral agreements with the Current Adviser, and the fact that, with respect to the REIT Fund, such limitation on operating expenses is expected to be more favorable than the current expense deferral agreement;

         - the investment performance of the Behavioral Growth Fund, the Behavioral Value Fund, the REIT Fund and the Small Cap Growth Fund and of similar funds managed by other advisers and sub-advisers (including funds managed by JPMIM);


         - the advisory fee rates payable to JPMIM by the Behavioral Growth Fund, the Behavioral Value Fund, the REIT Fund and the Small Cap Growth Fund and to the Sub-Advisers by JPMIM (or, in the case of the JPMIM Sub-Advisory Agreement, the fee rate payable to JPMIM by the Current Adviser) and the fee rates payable by similar funds managed by other advisers (Appendix F to this Proxy Statement contains information comparing, as applicable, the advisory and sub-advisory fee schedule relating to each such Fund to the fee schedule for other funds managed by JPMIM or Mazama Capital Management, Inc. that have investment objectives similar to those of such Fund);



         - the total expense ratios of the Behavioral Growth Fund, the Behavioral Value Fund, the REIT Fund and the Small Cap Growth Fund and of similar funds managed by other advisers;


         - the fact that JPMIM and/or each Sub-Adviser may receive brokerage and research services from brokerage firms selected by JPMIM or such Sub-Adviser to execute portfolio transactions for the Fund(s) that JPMIM or such Sub-Adviser manages, and may cause such Fund(s) to pay such brokerage firms higher brokerage commissions in recognition of the provision of such services; and


         - JPMIM's agreements relating to Section 15(f) of the Investment Company Act (as described beginning on page 15).



         With respect to the REIT Fund, the Trustees also considered materials relating to JPMIM's investment process and met with a member of the portfolio management team that is currently expected to manage such Fund.


         The Trustees also considered the effects on the applicable Funds of becoming affiliated persons of JPMIM. Following consummation of the Transaction, the Investment Company Act will limit or impose conditions on the ability of such Funds to engage in certain transactions with JPMIM and its affiliates. For example, absent exemptive relief from the Securities and Exchange Commission, such Funds will be prohibited from purchasing securities from broker-dealer affiliates of JPMIM in transactions in which such broker-dealer affiliates act as principal, and such Funds will have to satisfy certain conditions in order to engage in securities transactions in which a broker-dealer affiliate of JPMIM acts as broker or underwriter.


         After meeting with personnel of JPMIM and carefully considering the information summarized above with the advice of independent legal counsel, the Trustees, including the Independent Trustees, unanimously voted to approve the New Management Agreements and New Sub-Advisory Agreements relating to the Behavioral Growth Fund, the Behavioral Value Fund, the REIT Fund and the Small Cap Growth Fund and to recommend that each such Fund's shareholders vote to approve the New Management Agreement and New Sub-Advisory Agreement relating to their Fund.


            PROPOSAL TO ELECT A NEW BOARD OF TRUSTEES (PROPOSAL SIX)


         In connection with the Transaction, the Trustees are recommending that shareholders of the Trust elect a new Board of Trustees comprised of the ten nominees set forth below. Each of the nominees set forth below is also a nominee for election as a Trustee of UM Investment Trust, a closed-end investment company that is managed by the Current Adviser. The nominees also serve as trustees of eleven other registered investment companies with a total of 71 separate investment portfolios advised by JPMIM and its affiliates (the "JPMorgan Fund Complex"). JPMIM has informed the Trust that the election of the proposed new Trustees may thus offer greater efficiency in the management of the Trust's affairs. In making their recommendation, the Trustees noted the proposed nominees' experience (including the fact that the nominees have an average of over seven years of experience serving on the boards of registered investment companies) and the fact that, if each nominee is elected by shareholders to serve as a Trustee, nine out of the ten members of the Board of Trustees are expected to be Independent Trustees.



         The election of each nominee set forth below is contingent upon the consummation of the Transaction. The four current Trustees of the Trust (information about whom may be found beginning on page 16) are presently expected to resign immediately upon the consummation of the Transaction. If the Transaction is not consummated, the nominees set forth below will not serve as Trustees of the Trust, and the current Trustees will consider what other action (if any) to take in the best interests of the Trust.


         Each of the nominees has agreed to serve as a Trustee of the Trust if elected. If any of the nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion or the Trustees may vote to fix the number of Trustees at fewer than ten.

         The following table provides information about the nominees, including their ages, addresses, and principal occupations during the past five years. The table also indicates which of the nominees may be considered "interested persons," as defined in the Investment Company Act, of the Trust or JPMIM. The contact address for each of the nominees is c/o J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, NY 10036.

         THE TRUSTEES UNANIMOUSLY RECOMMEND THE ELECTION OF EACH NOMINEE FOR TRUSTEE LISTED BELOW.

                                                                                NUMBER OF
                                                                                FUNDS IN
                                                                                  FUND
                                                                                COMPLEX
                              POSITION(S) HELD    PRINCIPAL OCCUPATION(S)       OVERSEEN BY            OTHER DIRECTORSHIPS
  NAME, ADDRESS, AND AGE         WITH TRUST        DURING PAST FIVE YEARS        NOMINEE(1)              HELD BY NOMINEE
  ----------------------      ----------------    -----------------------       -----------    --------------------------------
NON-INTERESTED NOMINEES FOR
TRUSTEE:

WILLIAM J. ARMSTRONG          Nominee for       Retired; formerly                    76        None
Age: 62                       Trustee           Vice-President &Treasurer of
                                                Ingersoll-Rand Company
                                                (manufacturer of industrial
                                                equipment) (1972-2000).

ROLAND R. EPPLEY, JR.         Nominee for       Retired                              76        Director of Janel Hydraulics, Inc.
Age: 71                       Trustee                                                          (1993-present).

DR. MATTHEW GOLDSTEIN         Nominee for       Chancellor of the City               76        Director of National Financial
Age: 62                       Trustee           University of New York, since                  Partners (distributor of financial
                                                September 1, 1999; formerly                    services products) (2003 - present);
                                                President, Adelphi University                  Trustee of Bronx Lebanon Hospital
                                                (New York) (1998-1999).                        Center (1992-present); Director of
                                                                                               New Plan Excel Realty Trust, Inc.
                                                                                               (real estate investment company)
                                                                                               (2000-present); Director of Lincoln
                                                                                               Center Institute for the Arts in
                                                                                               Education (1999-present).

ANN MAYNARD GRAY              Nominee for       Formerly Vice President of             76      Director of Duke Energy Corporation
Age: 58                       Trustee           Capital Cities/ABC, Inc.                       (1997-Present); Director of Elan
                                                (communications) (1986-1998);                  Corporation, Plc (pharmaceuticals)
                                                President of Diversified                       (2001-present); Director of The
                                                Publishing Group of Capital                    Phoenix Companies (wealth management
                                                Cities/ABC, Inc. (1991-1997).                  services) (2002-present).

                                                                                NUMBER OF
                                                                                FUNDS IN
                                                                                  FUND
                                                                                COMPLEX
                              POSITION(S) HELD    PRINCIPAL OCCUPATION(S)       OVERSEEN BY            OTHER DIRECTORSHIPS
  NAME, ADDRESS, AND AGE         WITH TRUST        DURING PAST FIVE YEARS        NOMINEE(1)              HELD BY NOMINEE
  ----------------------      ----------------    -----------------------       -----------    --------------------------------
MATTHEW HEALEY                Nominee for       Retired; formerly Chief             76         None
Age: 66                       Trustee           Executive Officer of certain
                                                J.P. Morgan Fund trusts
                                                (1982-2001).

ROBERT J. HIGGINS             Nominee for       Director of Administration of       76         Director of Providian Financial Corp.
Age: 58                       Trustee           the State of Rhode Island                      (banking) (2002-present).
                                                (2003-present); formerly
                                                President - Consumer Banking
                                                and Investment Services,  Fleet
                                                Boston Financial (1971-2002).

WILLIAM G. MORTON, JR.        Nominee for       Retired; formerly Chairman          76         Director of Radio Shack Corporation
Age: 66                       Trustee           Emeritus (2001- 2002) and                      (electronics) (1987-present);
                                                Chairman and Chief Executive                   Director of the
                                                Officer, Boston Stock Exchange                 Griswold Company (securities
                                                (1985-2001).                                   brokerage) (2002-present); Director
                                                                                               of The National Football Foundation
                                                                                               and College Hall of Fame
                                                                                               (1994-present); Trustee of the
                                                                                               Berklee College of Music
                                                                                               (1998-present); Trustee of the
                                                                                               Stratton Mountain School
                                                                                               (2001-present).

FERGUS REID, III              Nominee for       Chairman of Lumelite                76         Trustee of 16 Morgan Stanley Funds
Age: 71                       Trustee           Corporation (plastics                          (1995-present).
                                                manufacturing) (1985-present).

JAMES J. SCHONBACHLER         Nominee for       Retired; formerly Managing          76         None
Age: 60                       Trustee           Director of Bankers Trust
                                                Company (financial services)
                                                (1968-1998); Group Head and
                                                Director of Bankers Trust,
                                                A.G., Zurich and BT Brokerage
                                                Corp. (financial
                                                services)(1995-2002).

                                                                                NUMBER OF
                                                                                FUNDS IN
                                                                                  FUND
                                                                                COMPLEX
                              POSITION(S) HELD    PRINCIPAL OCCUPATION(S)       OVERSEEN BY            OTHER DIRECTORSHIPS
  NAME, ADDRESS, AND AGE         WITH TRUST        DURING PAST FIVE YEARS        NOMINEE(1)              HELD BY NOMINEE
  ----------------------      ----------------    -----------------------       -----------    --------------------------------
INTERESTED NOMINEE FOR
TRUSTEE:
LEONARD M. SPALDING, JR.*     Nominee for       Retired; formerly Chief              76        Trustee of St. Catherine College;
Age: 68                       Trustee           Executive Officer of Chase                     Trustee of Bellarmine University;
                                                Mutual Funds (investment                       Director of Marion Washington
                                                company) (1989-1998).                          Airport Board; Director of
                                                                                               Springfield Washington Economic
                                                                                               Development Board; Director of
                                                                                               Glenview Trust; Director of Pizza
                                                                                               Magia.


(1) Assumes that the Special Small Cap Fund is terminated as of January 9, 2004 and that the Transaction is consummated, in which case the nominees will serve as Trustees of the Trust and as Trustees of UM Investment Trust. As noted above, each nominee also serves as a trustee for eleven investment companies with a total of 71 separate investment portfolios within the JPMorgan Fund Complex.


*Mr. Spalding is deemed to be an "interested person," as defined in the Investment Company Act, due to his ownership of stock of J.P. Morgan Chase & Co., which is the parent company of JPMIM.
_______________________________

         The Trust's Agreement and Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the Investment Company Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such times as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian, or by vote of the holders of two-thirds of the outstanding shares of the Trust at a meeting duly called for such purpose, which meeting shall be held upon the written request of the shareholders holding not less than 10% of the Trust's outstanding shares.


         In connection with the Transaction, at least 75% of the Board of Trustees of the Trust must be comprised of Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust, the Current Adviser or JPMIM for a period of three years following the Transaction for the Transaction to be consistent with the "safe harbor" afforded by Section 15(f) of the Investment Company Act (relating to the receipt of compensation in connection with the sale of a mutual fund advisory business). If the ten nominees for election as Trustees are elected as Trustees, Messrs. Armstrong, Eppley, Goldstein, Healey, Higgins, Morton, Reid and Schonbachler and Ms. Gray would be Independent Trustees, so that the Board of Trustees would satisfy this requirement immediately after the consummation of the Transaction. In addition,

JPMIM has agreed to use its reasonable best efforts to ensure compliance with the requirements of Section 15(f) in respect of the Transaction. More specifically, JPMIM has agreed to conduct its business so as to enable, insofar as within the control of JPMIM, (i) for a period of three years after the date on which the Transaction is consummated (the "Closing Date"), at least 75% of the members of the Board of Trustees not to be (A) "interested persons" (as that term is defined in the Investment Company Act) of the Trust's investment adviser after the Closing Date, or (B) "interested persons" (as that term is defined in the Investment Company Act) of the Current Adviser, and (ii) for a period of two years after the Closing Date, there not to be imposed an "unfair burden" (as that term is defined in the Investment Company Act) on any of the Behavioral Growth Fund, the Behavioral Value Fund, the REIT Fund and the Small Cap Growth Fund as a result of the Transaction, or any express or implied terms, conditions or understandings applicable thereto. The parties to the Transaction Agreement have agreed that, if JPMIM obtains an order from the Securities and Exchange Commission exempting it from the provisions of Section 15(f), while still maintaining the "safe harbor" provided by Section 15(f), then the agreement set forth above shall be deemed to be modified to the extent necessary to permit JPMIM to act in a manner consistent with such exemptive order.


The Current Trustees

         The following tables provide information about the current Trustees of the Trust, including their ages, addresses, and principal occupations during the past five years. The tables also indicate which of the current Trustees may be considered "interested persons," as defined in the Investment Company Act, of the Trust or the Current Adviser. As noted above, it is currently expected that each Trustee set forth in the table below will resign upon the consummation of the Transaction.


                                                                                                    NUMBER OF
                                                                                                     FUNDS IN
                                                                                                       FUND         OTHER
                                                                                                     COMPLEX     DIRECTORSHIPS
                               POSITION(S) HELD   LENGTH OF     PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY    HELD BY
  NAME, ADDRESS, AND AGE          WITH TRUST     TIME SERVED            PAST FIVE YEARS              TRUSTEE(1)    TRUSTEE
  ----------------------       ----------------  -----------   -------------------------------      -----------  -------------
NON-INTERESTED TRUSTEES:
ROGER B. KEATING                   Trustee       Since 1997    President of Time Warner Cable Los        6            --
Time Warner Cable Los Angeles                                  Angeles since April 1, 2003;
959 South Coast Drive                                          formerly President of Time Warner
Suite 300                                                      Cable National Division from June
Costa Mesa, CA  92626                                          2002 to April 1, 2003;
Age:  42                                                       Senior Vice President, General
                                                               Manager of AOL Vertical Markets
                                                               from December 2000 to June 2002;
                                                               Chief Executive Officer of Zatso
                                                               (formerly known as ReacTV) from
                                                               March 1998 to December 2000; Senior
                                                               Vice President of Comcast Cable
                                                               from August 1993 to March 1998.

                                                                                                    NUMBER OF
                                                                                                     FUNDS IN
                                                                                                       FUND         OTHER
                                                                                                     COMPLEX     DIRECTORSHIPS
                               POSITION(S) HELD   LENGTH OF     PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY    HELD BY
  NAME, ADDRESS, AND AGE          WITH TRUST     TIME SERVED            PAST FIVE YEARS              TRUSTEE(1)    TRUSTEE
  ----------------------       ----------------  -----------   -------------------------------      -----------  -------------
MATTHEW J. KILEY                   Trustee       Since 1997    President of Weyhill Group                6            --
849 Foxfield Road                                              (management consulting firm) since
Lower Gwynedd, PA  19002                                       April 2002; Self-employed from
Age: 41                                                        October 1999 to April 2002;
                                                               formerly Executive Vice President
                                                               of Campus Services for ARAMARK
                                                               Corporation from May 1998 to
                                                               October 1999; Executive Vice
                                                               President of Sports and
                                                               Entertainment and Vice President of
                                                               Global Food and Support Services at
                                                               ARAMARK Corporation from September
                                                               1996 to May 1998.

ROBERT P. SCHMERMUND               Trustee       Since 1997    Managing Director of Corporate            6            --
America's Community Bankers                                    Communications for America's
900 19th Street NW                                             Community Bankers since January
Suite 400                                                      1993.
Washington, DC  20006
Age: 48

INTERESTED TRUSTEE:

MARK P. HURLEY*                    Trustee       Since 1997    Chairman and Chief Executive              6            --
Undiscovered Managers, LLC                                     Officer of the Current Adviser
700 North Pearl Street                                         since February 2001; President and
Suite 1625                                                     Chief Executive Officer of the
Dallas, Texas  75201                                           Current Adviser from September
Age:  45                                                       1997 to February 2001.


(1) In addition to the five Funds, each of the current Trustees of the Trust is also a trustee of UM Investment Trust.

* Mr. Hurley is deemed to be an "interested person," as defined in the Investment Company Act, due to his positions with, and ownership interest in, the Current Adviser and his position as President of the Trust.

-------------------------------

         The Trustees of the Trust who are Independent Trustees perform the function of the Trust's Audit Committee. The duties and functions of the Audit Committee include (i) oversight of the Funds' accounting and financial reporting policies and practices, the Funds' internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversight of the quality and objectivity of the Funds' financial statements and the independent audit thereof, and (iii) acting as liaison between the Funds' independent auditors and the full Board of Trustees.

         During the Trust's fiscal year ended August 31, 2003, the Trust held seven Board meetings and three Audit Committee meetings. Each of the current Trustees except Mr. Keating attended at least 75% of the meetings of the Board of Trustees and (if applicable) the Audit Committee held during that fiscal year. Mr. Keating attended five of the seven Board meetings and two of the three Audit Committee meetings held during the fiscal year.



         The Trust pays no compensation to any of its officers or to the Trustees of the Trust listed above who are officers or employees of the Current Adviser. Each Trustee who is not an officer or employee of the Current Adviser is currently compensated at the rate of $10,000 per annum. The Trust provides no pension or retirement benefits to the Trustees, but has adopted a deferred payment arrangement under which each Trustee who is to receive fees from the Trust may elect not to receive such fees on a current basis, but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in one or more of the Funds on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Fund, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates. It is expected that this arrangement will be terminated after the consummation of the Transaction.


         The following table sets forth information covering the total compensation paid (or deferred in lieu of current payment) by the Trust during its fiscal year ended August 31, 2003 to the persons who served as Trustees of the Trust during such period:


                                                                        TOTAL COMPENSATION
                                  AGGREGATE COMPENSATION                  FROM TRUST AND
       PERSON                           FROM TRUST                         FUND COMPLEX*
       ------                     ----------------------                ------------------
Roger B. Keating                        $10,000 (1)                           $11,000
Matthew J. Kiley                        $10,000                               $11,000
Robert P. Schmermund                    $10,000                               $11,000

                                    INTERESTED TRUSTEE

Mark P. Hurley                          $     0                               $     0

* Includes compensation received during the fiscal year for service as a Trustee of UM Investment Trust.

(1) Roger B. Keating deferred receipt of $10,000 of such compensation pursuant to the fee deferral arrangements described above.

-----------------------


         Each nominee for Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with his or her service as a Trustee of such companies. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. Prior to July 16, 2003, Mr. Healey was paid an additional $40,000 for his services as President of the Board of Trustees of the JPMorgan Fund Complex. As of July 16, 2003, Messrs. Armstrong, Spalding and Healey are paid an additional $40,000 for their services as committee Chairmen.

         The following tables set forth the dollar range of shares owned by each nominee to serve as Trustee and each current Trustee as of October 31, 2003 of
(i) each individual Fund and (ii) all of the funds in the Funds' "Family of Investment Companies".

INTERESTED TRUSTEE AND NOMINEE:


                                          DOLLAR RANGE OF FUND SHARES
                                                                                                         AGGREGATE
                                                                                                        DOLLAR RANGE
                                                                                                        OF SHARES IN
                                                                                                        THE FAMILY OF
                          BEHAVIORAL      BEHAVIORAL                         SPECIAL        SMALL CAP     INVESTMENT
                         GROWTH FUND      VALUE FUND       REIT FUND     SMALL CAP FUND   GROWTH FUND     COMPANIES
                         -----------      ----------       ---------     --------------   -----------   -------------
Leonard M. Spalding,        None             None             None            None            None          None
Jr.

Mark P. Hurley          Over $100,000    $1 - $10,000      $ 50,001 -     Over $100,000    $ 50,001 -   Over $100,000
                                                           $100,000                        $100,000


DISINTERESTED TRUSTEES AND NOMINEES:


                           DOLLAR RANGE OF FUND SHARES
                                                                                                         AGGREGATE
                                                                                                        DOLLAR RANGE
                                                                                                        OF SHARES IN
                                                                                                       THE FAMILY OF
                        BEHAVIORAL       BEHAVIORAL                         SPECIAL        SMALL CAP     INVESTMENT
                        GROWTH FUND      VALUE FUND       REIT FUND     SMALL CAP FUND   GROWTH FUND     COMPANIES
                        -----------      ----------       ---------     --------------   -----------   -------------
William J. Armstrong        None            None             None             None           None           None

Roland R. Eppley, Jr.       None            None             None             None           None           None

Dr. Matthew Goldstein       None            None             None             None           None           None

Ann Maynard Gray            None            None             None             None           None           None

Matthew Healey              None            None             None             None           None           None

Robert J. Higgins           None            None             None             None           None           None

William G. Morton,          None            None             None             None           None           None
Jr.

Fergus Reid, III            None            None             None             None           None           None

James J. Schonbachler       None            None             None             None           None           None

Roger B. Keating         $10,001 -          None           $10,001 -          None        $10,001 -      $ 50,001 -
                         $50,000                           $50,000                        $50,000        $100,000

Matthew J. Kiley            None            None             None             None           None           None

Robert P. Schmermund        None            None             None             None           None           None

                                OTHER INFORMATION

Information About the Trust


         The Trust is an open-end management investment company organized in 1997 as a business trust under the laws of Massachusetts. Each Fund is "diversified," as defined in the Investment Company Act, except for the REIT Fund and the Special Small Cap Fund, which are "non-diversified." The Trust is a series type company with five investment portfolios. As stated above, it is anticipated that the Special Small Cap Fund will be terminated on January 9, 2004, at which point the Trust will have only four investment portfolios. The address of the Trust is Plaza of the Americas, 700 North Pearl Street, Suite 1625, Dallas, Texas 75201.


Information About JPMIM


         In the event the Transaction is consummated, JPMIM will serve as the investment adviser to each of the Behavioral Growth Fund, the Behavioral Value Fund, the REIT Fund and the Small Cap Growth Fund pursuant to the New Management Agreements, and in the event that the Transaction is not consummated, JPMIM is proposed to continue to serve as the REIT Fund's sub-adviser pursuant to the JPMIM Sub-Advisory Agreement. Located at 522 Fifth Avenue, New York, NY 10036, JPMIM is an indirect wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), a global financial services corporation. J.P. Morgan Chase, through JPMIM and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors and individual clients. J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into the Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessor, has been in the banking and investment advisory business for over a century. As of September 30, 2003, J.P. Morgan Chase and its subsidiaries, including JPMIM, managed approximately $527 billion in assets.


         The names, addresses and principal occupations of the principal executive officer and directors of JPMIM are listed below.

        Name                              Address                         Principal Occupation
        ----                              -------                         --------------------
Evelyn Guernsey,           522 Fifth Avenue, New York, NY 10036        President and Managing
Principal Executive                                                    Director of J.P. Morgan
Officer and Director                                                   Investment Management Inc.

Mark Barry Ewart           522 Fifth Avenue, New York, NY 10036        Managing Director and Head
White, Director                                                        of International Business for
                                                                       J.P. Morgan Fleming Asset
                                                                       Management

George C.W. Gatch,         522 Fifth Avenue, New York, NY 10036        Managing Director of J.P.
Director                                                               Morgan Investment
                                                                       Management Inc.

Lawrence Mark              522 Fifth Avenue, New York, NY 10036        Managing Director of J.P.
Unrein, Director                                                       Morgan Investment
                                                                       Management Inc.


         JPMIM also acts as adviser or sub-adviser to various mutual funds unrelated to the Behavioral Growth Fund, the Behavioral Value Fund, the REIT Fund and the Small Cap Growth Fund that have investment objectives similar to those of such Funds. The details of these advisory and sub-advisory relationships are set forth in Appendix F.


Information about the Current Adviser, Sub-Advisers, Distributor and
Administrator


         Names and Addresses. The Current Adviser is the current investment adviser and administrator of each of the Funds. Each Fund's investment portfolio is managed on a day-to-day basis by the sub-adviser of such Fund, under the general oversight of the Current Adviser and the Trustees. The address of the Current Adviser is Plaza of the Americas, 700 North Pearl Street, Suite 1625, Dallas, Texas 75201. Fuller & Thaler Asset Management, Inc., 411 Borel Avenue, Suite 402, San Mateo, California 94402, is the sub-adviser to the Behavioral Growth Fund and the Behavioral Value Fund. Bay Isle Financial LLC, 475 14th Street, Suite 550, Oakland, CA 94612, is the current sub-adviser to the REIT Fund. Mazama Capital Management, Inc., One SW Columbia, Suite 1500, Portland, Oregon 97258, is the sub-adviser to the Small Cap Growth Fund. Kestrel Investment Management Corporation, 411 Borel Avenue, Suite 403, San Mateo, CA 94402, is the sub-adviser to the Special Small Cap Fund. As administrator of the Trust, the Current Adviser is paid a fee by the Trust at the annual rate of 0.25% of the Trust's average net assets. This fee is in addition to the investment advisory fees paid by the Trust to the Current Adviser. The Current Adviser has contracted with PFPC Inc., 400 Bellevue Avenue, Wilmington, Delaware 19809, to provide sub-administration services to the Trust at the expense of the Current Adviser. It is currently expected that JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017, an affiliate of JPMIM, will provide administrative services to the Trust following the consummation of the Transaction for the fees described above. As a result, the Current Adviser is not expected to continue to provide administrative services to the Trust. JPMorgan Chase Bank is also expected to serve as custodian and fund accounting agent for the Trust following the Transaction and to earn fees from the Trust in such capacities.



         Principal Underwriter's Name and Address The address of the Funds' principal underwriter, PFPC Distributors, Inc., is 760 Moore Road, King of Prussia, Pennsylvania 19406. It is currently expected that J.P. Morgan Fund Distributors, Inc., 522 Fifth Avenue, New York NY 10036, will be appointed to act as the Trust's principal underwriter following the consummation of the Transaction. A subsidiary of The BISYS Group, Inc., J.P. Morgan Fund Distributors, Inc. is not affiliated with JPMIM or J.P. Morgan Chase.


         Undiscovered Managers, LLC - The Current Adviser. The names, addresses and principal occupations of the Current Adviser's principal executive officer and management committee members are listed below.

       Name                             Address                Principal Occupation
       ----                             -------                --------------------
Mark P. Hurley             Undiscovered Managers, LLC          Chairman and Chief
Chairman, CEO and          Plaza of the Americas               Executive Officer of
Management                 700 North Pearl Street              Undiscovered
Committee Member           Suite 1625                          Managers, LLC
                           Dallas, TX  75201

R. James Ellis             Mill River Corporation              President, Secretary
Management Committee       1700 S. El Camino Real, Suite 502   and Director of Mill
Member                     San Mateo, California 94402         River Corporation

Yvonne Kanner              Undiscovered Managers, LLC          Senior Vice President
Management                 Plaza of the Americas               of Undiscovered
Committee Member           700 North Pearl Street              Managers, LLC
                           Suite 1625
                           Dallas, Texas  75201

         Fuller & Thaler Asset Management, Inc. Fuller & Thaler Asset Management, Inc. is the sub-adviser to the Behavioral Growth Fund and the Behavioral Value Fund. The names, addresses and principal occupations of its principal executive officer and directors are listed below.

      Name                        Address                      Principal Occupation
      ----                        -------                      --------------------
Russell J. Fuller          Fuller & Thaler Asset               President and
President and              Management, Inc.                    Chief Investment
Director                   411 Borel Avenue                    Officer of Fuller &
                           Suite 402                           Thaler Asset
                           San Mateo, CA 94402                 Management, Inc.

Steve Bard                 Fuller & Thaler Asset               Senior Vice President of
Director                   Management, Inc.                    Fuller & Thaler Asset
                           411 Borel Avenue                    Management, Inc.
                           Suite 402
                           San Mateo, CA 94402

Anne Fuller                Fuller & Thaler Asset               Retired
Director                   Management, Inc.
                           411 Borel Avenue
                           Suite 402
                           San Mateo, CA 94402

John L. Kling              Fuller & Thaler Asset               Senior Vice President of
Director                   Management, Inc.                    Fuller & Thaler Asset
                           411 Borel Avenue                    Management, Inc.
                           Suite 402
                           San Mateo, CA 94402

Frederick W. Stanske       Fuller & Thaler Asset               Senior Vice President of
Director                   Management, Inc.                    Fuller & Thaler Asset
                           411 Borel Avenue                    Management, Inc.
                           Suite 402
                           San Mateo, CA 94402

Richard Thaler             University of Chicago               Professor of
Director                   Graduate School of Business         Behavioral Science
                           1101 East 58th Street               and Economics at
                           Chicago, IL 60637                   University of Chicago

         Mazama Capital Management, Inc. Mazama Capital Management, Inc. is the sub-adviser to the Small Cap Growth Fund. The names, addresses and principal occupations of its principal executive officer and directors are listed below.

      Name                            Address                  Principal Occupation
      ----                            -------                  --------------------
Ronald A. Sauer            Mazama Capital Management, Inc.     President of Mazama
Chairman                   One SW Columbia                     Capital Management,
                           Suite l860                          Inc.
                           Portland, OR 97258

Brian P. Alfrey            Mazama Capital Management, Inc.     Vice President and
Director                   One SW Columbia                     Chief Operating
                           Suite l860                          Officer of Mazama
                           Portland, OR 97258                  Capital Management,
                                                               Inc.

Helen M. Degener           The Mathes Company, LLC             Vice President of The
Director                   230 Park Avenue                     Mathes Company, LLC
                           New York, NY 10169

         Mazama Capital Management, Inc. also acts as a sub-adviser to various mutual funds unrelated to the Funds that have investment objectives similar to that of the Small Cap Growth Fund. The details of these sub-advisory relationships are set forth in Appendix F.

Fees Paid to the Current Adviser and Each Sub-Adviser

         For the fiscal year of the Trust ended August 31, 2003, the following aggregate advisory fees were payable by the Trust to the Current Adviser and paid by the Current Adviser to the applicable sub-adviser for each Fund listed:

                                                                             Advisory       Sub-Advisory
                                                                           Fees Payable     Fees Paid to
                                                                            To Current     Sub-Adviser by
                Fund                                      Sub-Adviser        Adviser*      Current Adviser
                ----                                      -----------        --------      ---------------
Undiscovered Managers Behavioral Growth Fund            Fuller & Thaler      $716,391         $452,457
Undiscovered Managers Behavioral Value Fund             Fuller & Thaler      $301,512         $201,008
Undiscovered Managers REIT Fund                            Bay Isle         $1,495,386        $996,924
UM Small Cap Growth Fund                                    Mazama           $654,432         $413,325

* These amounts were subject to reduction under expense deferral arrangements between the Trust and the Current Adviser.

-------------------------------

For the fiscal year of the Trust ended August 31, 2003, the following aggregate administration fees were payable by the Trust to the Current Adviser for each Fund listed:

                                                      Administration Fees
                                                      Payable to Current
                   Fund                                     Adviser*
                   ----                                     --------
Undiscovered Managers Behavioral Growth Fund                $188,524
Undiscovered Managers Behavioral Value Fund                 $71,788
Undiscovered Managers REIT Fund                             $356,044
UM Small Cap Growth Fund                                    $172,219

* These amounts were subject to reimbursement by the Current Adviser under expense deferral arrangements between the Trust and the Current Adviser.

---------------------

Ownership of the Current Adviser and the Sub-Advisers

         The Current Adviser is a limited liability company organized under the laws of Delaware. Mark P. Hurley, directly, and John E. McCaw, Jr., indirectly, each own beneficially more than 25% of the voting securities of the Current Adviser and therefore may be deemed to control the Current Adviser for purposes of the Investment Company Act. John E. McCaw, Jr. may be deemed to control the Current Adviser through each of (i) his controlling interest in Orca Bay Partners, LLC (a private equity investment firm), the managing member of The Tahoma Fund, LLC and The Tahoma Fund B, LLC, record owners of the Current Adviser, and (ii) his capacity as trustee of The John E. McCaw Jr. Living Trust, the sole shareholder of Orca Bay Capital Corporation, a holder of greater than 50% of the membership interests of The Tahoma Fund, LLC, a record owner of the Current Adviser. The address of Mark P. Hurley is c/o Undiscovered Managers, LLC, Plaza of the Americas, 700 North Pearl Street, Suite 1625, Dallas, Texas 75201. The address of John E. McCaw, Jr., The John E. McCaw Jr. Living Trust, Orca Bay Capital Corporation, Orca Bay Partners, LLC, The Tahoma Fund, LLC and The Tahoma Fund B, LLC is P.O. Box 21749, Seattle, Washington 98111.

         The persons or entities listed below held ownership interests of 10% or greater in Fuller & Thaler Asset Management, Inc. and Mazama Capital Management, Inc. as of September 30, 2003:

            Sub-Adviser                       Interest holder*
            -----------                       ---------------
Fuller & Thaler Asset Management, Inc.       Russell J. Fuller
411 Borel Avenue, Suite 402
San Mateo, California 94402                  Richard H. Thaler

Mazama Capital Management, Inc.              Ronald A. Sauer
One SW Columbia, Suite 1860
Portland, Oregon 97258


*The address of each holder (of record or beneficially) of a 10% or greater interest in a Sub-Adviser listed in the table other than Mr. Thaler is c/o the Sub-Adviser at the address listed for that Sub-Adviser. Mr. Thaler's address is c/o University of Chicago Graduate School of Business, 1101 East 58th Street, Chicago IL 60637.


--------------------

Executive Officers.

         The following table lists the executive officers of the Trust, their ages, addresses and the length of time each such person has served as an executive officer of the Trust. Each officer has been elected to the indicated office of the Trust by the Trustees. Each officer's principal occupation for the past five years is listed; similar prior positions within the same company are omitted.

                                                    TERM AND
                             POSITION(S) HELD       LENGTH OF                  PRINCIPAL OCCUPATION(S)
  NAME, ADDRESS, AND AGE         WITH TRUST       TIME SERVED(1)               DURING PAST FIVE YEARS
  ----------------------     ----------------     --------------               ----------------------
MARK P. HURLEY                   President          Since 1997       Chairman and Chief Executive Officer of
Undiscovered Managers, LLC                                           the Current Adviser since February 2001;
700 North Pearl Street                                               formerly President and Chief Executive
Suite 1625                                                           Officer of the Current Adviser from
Dallas, Texas  75201                                                 September 1997 to February 2001.
Age:  45

PATRICIA L. DUNCAN              Treasurer &         Secretary        Vice President of the Current Adviser
Undiscovered Managers, LLC       Secretary          since 2000       since January 2000; formerly Registered
700 North Pearl Street                              Treasurer        Marketing Administrator of the Current
Suite 1625                                          since 2001       Adviser from December 1997 to January
Dallas, Texas  75201                                                 2000.
Age:  41

(1) Each officer holds office at the pleasure of the Trustees until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified.

-------------------------------

         It is currently expected that, if the Transaction is consummated, the Board of Trustees will elect new officers to replace the persons listed above.

Certain Trustees and Officers of the Trust

         The following persons who are Trustees and/or officers of the Trust are also officers, employees and/or members of the Current Adviser:


         Mark P. Hurley is a Trustee and the President of the Trust as well as the Chairman and Chief Executive Officer, a management committee member and a controlling member of the Current Adviser. Patricia L. Duncan is the Secretary and Treasurer of the Trust as well as Vice President - Fund Operations of the Current Adviser. Ms. Duncan also holds certain non-voting interests in the Current Adviser. Under the Transaction Agreement, the Current Adviser is to receive as consideration for the sale of certain assets an amount equal to 2.9% of (i) the average aggregate amount of assets of the Behavioral Growth Fund, the Behavioral Value Fund, the REIT Fund, the Small Cap Growth Fund and the other registered investment company sponsored by the Current Adviser for a five-business day period (which period is based on the shareholder approvals discussed herein), as reduced by (ii) certain agreed to amounts relating to such assets, which consideration is subject to a further post-closing adjustment based on several factors. Mr. Hurley is expected to receive through distributions of the proceeds by the Current Adviser to its members more than 60% of such purchase price. Ms. Duncan is also expected to receive certain amounts as a result of the Transaction as a member of the Current Adviser. In addition, Mr. Hurley has been engaged by JPMIM to assist in asset retention of the Behavioral Growth Fund, the Behavioral Value Fund, the REIT Fund, the Small Cap Growth Fund and the other registered investment company sponsored by the Current Adviser and to assist in the creation of new products, among other items, which engagement began on November 16, 2003. As a result, Mr. Hurley and Ms. Duncan may be deemed to have an interest in the proposals described in this Proxy Statement.


Outstanding Shares and Significant Shareholders


         Appendix G to this Proxy Statement lists the total number of shares of each class of shares of the Funds outstanding as of December 1, 2003, the record date for the Meeting. Appendix G also identifies record holders of more than 5% of any class of shares of each Fund as of November 30, 2003, and contains information about the shareholdings in the Funds of the Trustees, the nominees for election as Trustees set forth herein and the executive officers of the Funds as of October 31, 2003.



Independent Accountants



         The Trust's independent accountants, Deloitte & Touche LLP, have informed the Trust that they will not be considered "independent" at such time as JPMIM becomes the investment manager to any Fund. Accordingly, Deloitte & Touche LLP have informed the Trust that they intend to resign as independent accountants prior to the consummation of the Transaction. In that event, the Trust's Board of Trustees intend to appoint new independent accountants for the Trust for the fiscal year ending August 31, 2004.

ANNUAL REPORT

         THE FUNDS HAVE PREVIOUSLY SENT THEIR ANNUAL REPORT, DATED AUGUST 31, 2003, TO THEIR SHAREHOLDERS. YOU CAN OBTAIN A COPY OF THE ANNUAL REPORT WITHOUT CHARGE BY WRITING TO UNDISCOVERED MANAGERS FUNDS, ATTN: SECRETARY, PLAZA OF THE AMERICAS, 700 NORTH PEARL STREET, SUITE 1625, DALLAS, TEXAS 75201 OR BY CALLING 1-888-242-3514.

Information About Proxies and the Conduct of the Meeting


         Solicitation of Proxies Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Trust or by employees or agents of the Current Adviser, JPMIM or its affiliates. In addition, Georgeson Shareholder Communications Inc. has been engaged to assist in the solicitation of proxies at an estimated cost of $15,000.


         Costs of Solicitation All of the costs of the Meeting, including the costs of soliciting proxies, will be paid by JPMIM or a combination of JPMIM and the Current Adviser in accordance with the Transaction Agreement. None of these costs will be borne by the Funds.


         Voting and Tabulation of Proxies Each whole share of beneficial interest is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote. The Behavioral Growth Fund has two classes of outstanding shares (Institutional Class shares and Investor Class shares). For purposes of the proposals at the Meeting, both classes of shares of such Fund vote together as a single class.


         Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the relevant New Management Agreement(s) and New Sub-Advisory Agreement(s) and in favor of the election of the nominees set forth in this Proxy Statement as Trustees. You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of the Trust, by properly executing and submitting a later-dated proxy (provided the later-dated proxy is received by the Trust prior to the Meeting) or by attending the Meeting and voting in person.

         Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). Forty percent (40%) of the shares of each applicable Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to the proposal to approve the New Management Agreement and New Sub-Advisory Agreement relating to such Fund by the shareholders of such Fund at the Meeting. Forty percent (40%) of the shares of the Trust outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to the proposal to elect a new Board of Trustees. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the relevant New Management

Agreement(s) and New Sub-Advisory Agreement(s) (Proposals 1-5), but will have no effect on the proposal to elect a new Board of Trustees (Proposal 6). "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.


         Required Vote For each applicable Fund, the vote required to approve the New Management Agreement and the New Sub-Advisory Agreement is the lesser of
(1) 67% of the shares of that Fund that are present or represented at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the record date. The nominees for election as Trustees at the Meeting will be elected by a plurality of the shares of the Trust voted at the Meeting on the election of Trustees. If the required vote is not obtained to approve the New Management Agreement or New Sub-Advisory Agreement relating to one or more Funds or if all of the nominees for election as Trustees are not elected or if the Transaction is not consummated, the Trustees will consider what other actions to take in the best interests of the applicable Funds.

         Adjournments; Other Business In the absence of a quorum at the Meeting, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. In addition, if any applicable Fund has not received enough votes by the time of the Meeting to approve that Fund's New Management Agreement or New Sub-Advisory Agreement, the persons named as proxies may propose that the Meeting be adjourned one or more times as to that Fund to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of the Trust (or, with respect to an adjournment with respect to a particular Fund, the total number of shares of such Fund) that are voted. An adjournment with respect to the Trust or a particular Fund may be voted on even if a quorum is not present to transact business at the Meeting with respect to the Trust or such Fund, as applicable. The persons named as proxies will vote in favor of any such adjournment those proxies that they are entitled to vote in favor of any matter as to which adjournment is proposed. They will vote against any such adjournment any proxy that directs them to vote against any matter as to which adjournment is proposed. They will not vote any proxy that directs them to abstain from voting on any matter as to which adjournment is proposed.

         The Meeting has been called to transact any business that properly comes before it. The only business that management of the Trust intends to present or knows that others will present is the approval of the New Management Agreements and the New Sub-Advisory Agreements and the election of a new Board of Trustees, as described herein. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

         Shareholder Proposals at Future Meetings The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds or the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting or presentation at that meeting.

                                                                      APPENDIX A

                                  MANAGEMENT
                                   FEE RATE                        DESCRIPTION OF TRUSTEE
                                   SCHEDULE                           ACTION REGARDING
                                (UNDER CURRENT     DATE OF           CURRENT MANAGEMENT             DATE OF LAST SUBMISSION
                                    AND NEW        CURRENT            AGREEMENT SINCE                 OF CURRENT MANAGEMENT
                                  MANAGEMENT      MANAGEMENT        BEGINNING OF FUND'S          AGREEMENT FOR SHAREHOLDER VOTE
     NAME OF FUND                AGREEMENTS)*      AGREEMENT         LAST FISCAL YEAR              AND REASON FOR SUBMISSION
----------------------        ------------------  ----------       ----------------------      ----------------------------------
Undiscovered Managers         0.95% of the         8/01/01         On July 29, 2003, the       On July 20, 2001, the shareholders
Behavioral Growth Fund        average daily net                    Trustees approved the       of the Fund approved the Current
                              assets of the Fund                   renewal of the Current      Management Agreement in connection
                                                                   Management Agreement.       with a capital investment in the
                                                                                               Current Adviser which could have
                                                                                               been construed as a "change of
                                                                                               control" (as defined in the
                                                                                               Investment Company Act) of the
                                                                                               Current Adviser.
---------------------------------------------------------------------------------------------------------------------------------
Undiscovered Managers         1.05% of the         8/01/01         On July 29, 2003, the       On July 20, 2001, the shareholders
Behavioral Value Fund         average daily net                    Trustees approved the       of the Fund approved the Current
                              assets of the Fund                   renewal of the Current      Management Agreement in connection
                                                                   Management Agreement.       with a capital investment in the
                                                                                               Current Adviser which could have
                                                                                               been construed as a "change of
                                                                                               control" (as defined in the
                                                                                               Investment Company Act) of the
                                                                                               Current Adviser.
---------------------------------------------------------------------------------------------------------------------------------
Undiscovered Managers REIT    1.05% of the         8/01/01         On July 29, 2003, the       On July 20, 2001, the shareholders
Fund                          average daily net                    Trustees approved the       of the Fund approved the Current
                              assets of the Fund                   renewal of the Current      Management Agreement in connection
                                                                   Management Agreement.       with a capital investment in the
                                                                                               Current Adviser which could have
                                                                                               been construed as a "change of
                                                                                               control" (as defined in the
                                                                                               Investment Company Act) of the
                                                                                               Current Adviser.
---------------------------------------------------------------------------------------------------------------------------------
UM Small Cap Growth Fund      0.95% of the         08/01/01        On July 29, 2003, the       On July 20, 2001, the shareholders
                              average daily net                    Trustees approved the       of the Fund approved the Current
                              assets of the Fund                   renewal of the Current      Management Agreement in connection
                                                                   Management Agreement.       with a capital investment in the
                                                                                               Current Adviser which could have
                                                                                               been construed as a "change of
                                                                                               control" (as defined in the
                                                                                               Investment Company Act) of the
                                                                                               Current Adviser.
---------------------------------------------------------------------------------------------------------------------------------

* Each percentage is calculated as an annual rate by reference to the applicable Fund's average daily net assets.

                                                                      APPENDIX B

                          FORM OF MANAGEMENT AGREEMENT

                               [INSERT NAME] FUND

                              MANAGEMENT AGREEMENT

         AGREEMENT made this [insert] day of [insert month], 2004 by and between UNDISCOVERED MANAGERS FUNDS, a Massachusetts business trust (the "Fund"), with respect to its [insert name] Fund series (the "Series"), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the "Manager").

                                   WITNESSETH:

         WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Series;

         NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

                  1.(a)    The Fund hereby employs the Manager to furnish the
         Fund with Portfolio Management Services (as defined in Section 2 hereof), subject to the authority of the Manager to delegate certain of its responsibilities hereunder to other parties as provided in Section 1(b) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as and to the extent permitted by
         Section 1(b) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

                  (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the trustees of the Fund and the shareholders of the Series), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager.

                  (c) In the event that the Manager delegates to one or more Sub-Advisers all or part of its responsibilities hereunder with respect to the provision of Portfolio Management Services, the Manager hereby agrees to furnish to the Fund the following services ("Oversight Services"):

                           (i)      supervision and oversight of each
                           Sub-Adviser's provision of Portfolio Management Services with respect to the Series;

                           (ii) periodic evaluation of the Portfolio Management Services provided by each Sub-Adviser, and of the investment performance of the Series;

                           (iii) advice to and consultation with the Board of Trustees of the Fund with respect to matters relating to the investment operations of the Series, including matters relating to the selection, evaluation, retention and possible termination of each Sub-Adviser; and

                           (iv) regular reporting to the Board of Trustees of the Fund with respect to the foregoing matters.

         2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Series, consisting specifically of the following:

                  (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objectives and policies;

                  (b) taking such steps as are necessary to implement the investment policies of the Series by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

                  (c) regularly reporting to the Board of Trustees of the Fund with respect to the implementation of the investment policies of the Series.

         3. Nothing in this Agreement shall require the Manager to bear, or to reimburse the Fund for:

                  (a) office space, office supplies, facilities and equipment for the Fund;

                  (b) executive and other personnel for managing the affairs of the Fund, other than for the provision of (1) Portfolio Management Services and (2) Oversight Services (if the Manager shall have delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services);

                  (c) any of the costs of printing and mailing the items referred to in Sub-Section (p) of this Section 3;

                  (d) any of the costs of preparing, printing and distributing sales literature;

                  (e) compensation of trustees of the Fund who are not directors, officers or employees of the Manager or of any affiliated person (other than a registered investment company) of the Manager;

                  (f) registration, filing and other fees in connection with requirements of regulatory authorities;

                  (g) the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

                  (h) charges and expenses of independent accountants retained by the Fund;

                  (i) charges and expenses of any transfer agents and registrars appointed by the Fund;

                  (j) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

                  (k) taxes and fees payable by the Fund to federal, state or other governmental agencies;

                  (l) any cost of certificates representing shares of the Fund;

                  (m) legal fees and expenses in connection with the affairs of the Fund, including registering and qualifying its shares with federal and state regulatory authorities;

                  (n) expenses of meetings of shareholders and trustees of the Fund;

                  (o) interest, including interest on borrowings by the Fund;

                  (p) the costs of services, including services of counsel, required in connection with the preparation of the Fund's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities; and

                  (q) the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

         4. All activities undertaken by the Manager or any Sub-Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

         5. The services to be provided by the Manager and any Sub-Adviser hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

         6. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of [insert amount] % of the average daily net assets of the Series (or such lesser amount as the Manager may from time to time agree to receive). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Series. [FOR MANAGEMENT FEE RATES SEE APPENDIX A TO THE PROXY STATEMENT.]

         7. It is understood that any of the shareholders, trustees, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund, the constitutional documents of the Manager or specific provisions of applicable law.

         [SECTION 8 OF NEW MANAGEMENT AGREEMENT RELATING TO UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND, UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND AND UNDISCOVERED MANAGERS REIT FUND:]

         8. The Fund acknowledges that, as between the Fund and the Manager, the Manager owns and controls the name "Undiscovered Managers." The Manager consents to the use by the Fund of the name "Undiscovered Managers Funds" and by the Series of the name "[insert name] Fund" or any other name embodying the words "Undiscovered Managers," in such forms as the Manager shall in writing approve, but only on condition and so long as (i) this Agreement shall remain in full force and (ii) the Fund shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Fund or the Series at any time or in any place or for any purposes or under any conditions except as in this section provided. The foregoing authorization by the Manager to the Fund and the Series to use said words as part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, the same; the Fund acknowledges and agrees that as between the Manager and the Fund, the Manager has the exclusive right so to use, or authorize others to use, said words, and the Fund agrees to take such action as may reasonably be requested by the Manager to give full effect to the provisions of this section (including, without limitation, consenting to such use of said words). Without limiting the generality of the foregoing, the Fund agrees that, upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Fund, the Fund will, at the request of the Manager made at any time after the Manager has knowledge of such termination or violation, use its best efforts to change the name of the Fund and the Series so as to eliminate all reference, if any, to the words "Undiscovered" and "Managers" and will not thereafter transact any business in a name containing the words "Undiscovered" or "Managers" in any form or combination whatsoever, or (except as may otherwise be required by law) designate itself as the same entity as or successor to any entity of such name, or otherwise use the words "Undiscovered" or "Managers" or any other reference to the Manager. Such covenants on the part of the Fund and the Series shall be binding upon it, its trustees, officers, shareholders, creditors and all other persons claiming under or through it.

         [SECTION 8 OF NEW MANAGEMENT AGREEMENT RELATING TO UM SMALL CAP GROWTH FUND:]

         8. The Fund acknowledges that, as between the Fund and the Manager, the Manager owns and controls the names "Undiscovered Managers" and "UM." The Manager consents to the use by the Fund of the name "Undiscovered Managers Funds" and by the Series of the name "UM Small Cap Growth Fund" or any other name embodying the words "Undiscovered Managers" or the letters "UM," in such forms as the Manager shall in writing approve, but only on condition and so long as (i) this Agreement shall remain in full force and (ii) the Fund shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such names shall be used by the Fund or the Series at any time or in any place or for any purposes or under any conditions except as in this section provided. The foregoing authorization by the Manager to the Fund and the Series to use said words and letters as part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, the same; the Fund acknowledges and agrees that as between the Manager and the Fund, the Manager has the exclusive right so to use, or authorize others to use, said words and letters, and the Fund agrees to take such action as may reasonably be requested by the Manager to give full effect to the provisions of this section (including, without limitation, consenting to such use of said words and letters). Without limiting the generality of the foregoing, the Fund agrees that, upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Fund, the Fund will, at the request of the Manager made at any time after the Manager has knowledge of such termination or violation, use its best efforts to change the name of the Fund and the Series so as to eliminate all reference, if any, to the words "Undiscovered" and "Managers" and to the letters "UM," and will not thereafter transact any business in a name containing the words "Undiscovered" or "Managers" or the letters "UM" in any form or combination whatsoever, or (except as may otherwise be required by law) designate itself as the same entity as or successor to any entity of such name, or otherwise use the words "Undiscovered" or "Managers" or the letters "UM" or any other reference to the Manager. Such covenants on the part of the Fund and the Series shall be binding upon it, its trustees, officers, shareholders, creditors and all other persons claiming under or through it.

         9. This Agreement shall become effective as of the date of its execution, and

                  (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

                  (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series;

                  (c) this Agreement shall automatically terminate in the event of its assignment;

                  (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund; and

         [SECTION 9(e) OF NEW MANAGEMENT AGREEMENT RELATING TO UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND, UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND AND UNDISCOVERED MANAGERS REIT FUND:]

                  (e) if the Manager requires the Fund or the Series to change its name so as to eliminate all references to the words "Undiscovered Managers," this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

         [SECTION 9(e) OF NEW MANAGEMENT AGREEMENT RELATING TO UM SMALL CAP GROWTH FUND:]

                  (e) if the Manager requires the Fund or the Series to change its name so as to eliminate all references to the words "Undiscovered Managers" or the letters "UM," this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

         Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

         10. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

         11. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Fund's Agreement and Declaration of Trust as amended from time to time.

         12. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                      UNDISCOVERED MANAGERS FUNDS
                                      on behalf of its [insert name] Fund series

                                      By: --------------------------------------
                                          Name:
                                          Title:

                                      J.P. MORGAN INVESTMENT
                                      MANAGEMENT INC.

                                      By: --------------------------------------
                                          Name:
                                          Title:

                                     NOTICE

         A copy of the Agreement and Declaration of Trust establishing Undiscovered Managers Funds (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's [insert name] Fund series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                                                      APPENDIX C

                              SUB-ADVISORY                         DESCRIPTION OF TRUSTEE
                           FEE RATE SCHEDULE         DATE OF           ACTION REGARDING
                            (UNDER CURRENT/         CURRENT/          CURRENT/PRIOR REIT       DATE OF LAST SUBMISSION OF
                            PRIOR REIT FUND        PRIOR REIT         FUND SUB-ADVISORY         CURRENT/PRIOR REIT FUND
                              AND NEW SUB-          FUND SUB-          AGREEMENT SINCE         SUB-ADVISORY AGREEMENT FOR
                                ADVISORY            ADVISORY      BEGINNING OF FUND'S LAST        SHAREHOLDER VOTE AND
     NAME OF FUND             AGREEMENTS)*          AGREEMENT           FISCAL YEAR              REASON FOR SUBMISSION
----------------------     ------------------    --------------   -------------------------    --------------------------
Undiscovered Managers      0.60% of the first       8/01/01       On July 29, 2003, the        On July 20, 2001, the
Behavioral Growth Fund     $200 million                           Trustees approved the        shareholders of the Fund
                           0.55% of the next                      renewal of the Current       approved the Current
                           $100 million                           Sub-Advisory Agreement.      Sub-Advisory Agreement in
                           0.50% of assets in                                                  connection with a capital
                           excess of $300                                                      investment in the Current
                           million                                                             Adviser which could have
                                                                                               been construed as a "change
                                                                                               of control" (as defined in
                                                                                               the Investment Company
                                                                                               Act) of the Current Adviser.
-------------------------------------------------------------------------------------------------------------------------
Undiscovered Managers      0.70% of the first       8/01/01       On July 29, 2003, the        On July 20, 2001, the
Behavioral Value Fund      $200 million                           Trustees approved the        shareholders of the Fund
                           0.65% of the next                      renewal of the Current       approved the Current
                           $100 million                           Sub-Advisory Agreement.      Sub-Advisory Agreement in
                           0.60% of assets in                                                  connection with a capital
                           excess of $300                                                      investment in the Current
                           million                                                             Adviser which could have
                                                                                               been construed as a "change
                                                                                               of control" (as defined in
                                                                                               the Investment Company
                                                                                               Act) of the Current Adviser.
-------------------------------------------------------------------------------------------------------------------------
Undiscovered Managers      0.70% of the first       4/05/02       On October 18, 2001, the     On April 5, 2002, the
REIT Fund                  $200 million                           Trustees approved the        shareholders of the Fund
                           0.65% of the next                      Prior REIT Fund              approved the Prior REIT
                           $100 million                           Sub-Advisory Agreement in    Fund Sub-Advisory Agreement
                           0.60% of assets in                     connection with a "change    in connection with a
                           excess of $300                         of control" (as defined      "change of control" (as
                           million                                in the Investment Company    defined in the Investment
                                                                  Act) of Bay Isle Financial   Company Act) of Bay Isle
                                                                  Corporation (now             Financial Corporation (now
                                                                  reorganized as Bay Isle      reorganized as Bay Isle
                                                                  Financial LLC).              Financial LLC).
-------------------------------------------------------------------------------------------------------------------------
UM Small Cap Growth Fund   0.60% of the first       8/01/01       On July 29, 2003, the        On July 20, 2001, the
                           $200 million                           Trustees approved the        shareholders of the Fund
                           0.55% of the next                      renewal of the Current       approved the Current
                           $100 million                           Sub-Advisory Agreement.      Sub-Advisory Agreement in
                           0.50% of assets in                                                  connection with a capital
                           excess of $300                                                      investment in the Current
                           million                                                             Adviser which could have
                                                                                               been construed as a "change
                                                                                               of control" (as defined in
                                                                                               the Investment Company Act)
                                                                                               of  the Current Adviser.
-------------------------------------------------------------------------------------------------------------------------

* Each percentage is calculated as an annual rate by reference to the applicable Fund's average daily net assets.

                                                                      APPENDIX D

                       FORM OF SUB-ADVISORY AGREEMENT WITH
                   RESPECT TO THE BEHAVIORAL GROWTH FUND, THE
               BEHAVIORAL VALUE FUND AND THE SMALL CAP GROWTH FUND

                           UNDISCOVERED MANAGERS FUNDS

                             SUB-ADVISORY AGREEMENT
                               [INSERT FUND NAME]

         This Sub-Advisory Agreement (this "Agreement") is entered into as of [insert date], 2004 by and between J.P. Morgan Investment Management Inc., a Delaware corporation (the "Manager"), and [insert name and state of organization] (the "Sub-Adviser").

         WHEREAS, the Manager has entered into a Management Agreement dated [insert date], 2004 (the "Management Agreement") with Undiscovered Managers Funds (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the [insert name] Fund of the Trust (the "Series");

         WHEREAS, the Management Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Management Agreement to one or more sub-advisers; and

         WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-Adviser agree as follows:

1.       Sub-Advisory Services.

         a. The Sub-Adviser shall, subject to the supervision of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.

         b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the trustees of the Trust pursuant to
Section 15(c) of the 1940 Act.

         c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

         d. The Sub-Adviser shall maintain and be bound by a Code of Ethics satisfying the requirements of Rule 17j-1 under the 1940 Act, and shall provide to the Trust a current copy of such Code of Ethics, as amended from time to time.

2.       Obligations of the Manager.

         a. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

         b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instructions given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instructions under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination with respect to brokerage and research services or products may be viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.

6. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of [insert amount] % of the first $200 million of the Series' average daily net assets, [insert amount] % of the next $100 million of such assets and [insert amount] % of such assets in excess of $300 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Management Agreement. The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein. [FOR SUB-ADVISORY FEE RATES SEE APPENDIX C TO THE PROXY STATEMENT.]

7. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.

8. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties.

         [SECTION 9 OF NEW SUB-ADVISORY AGREEMENT RELATING TO UM SMALL CAP GROWTH FUND:]

9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

         a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

         b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser by the Manager, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series; and

         c. this Agreement shall automatically terminate in the event of its assignment.

         Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

         [SECTION 9 OF NEW SUB-ADVISORY AGREEMENT RELATING TO UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND:]

9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

         a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

         b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser by the Manager, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

         c. this Agreement may be terminated by the Sub-Adviser at any time on or before December 31, 2004, on one hundred eighty days' written notice to both the Manager and the Trust, provided that the Manager consents in writing to such termination;

         d. this Agreement may be terminated by the Sub-Adviser on one hundred eighty days' written notice to both the Manager and the Trust, at any time after December 31, 2004; and

         e. this Agreement shall automatically terminate in the event of its assignment.

         Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

         [SECTION 9 OF NEW SUB-ADVISORY AGREEMENT RELATING TO UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND:]

9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

         a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

         b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser by the Manager, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

         c. this Agreement may be terminated by the Sub-Adviser at any time on or before December 31, 2005, on one hundred eighty days' written notice to both the Manager and the Trust, provided that the Manager consents in writing to such termination;

         d. this Agreement may be terminated by the Sub-Adviser on one hundred eighty days' written notice to both the Manager and the Trust, at any time after December 31, 2005; and

         e. this Agreement shall automatically terminate in the event of its assignment.

         Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

12.      General.

         a. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

         b. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

                                             J.P. MORGAN INVESTMENT
                                             MANAGEMENT INC.

                                             By: -------------------------------
                                              [insert name/position]

                                             [INSERT NAME]

                                             By: -------------------------------
                                               [insert name/position]

                                                                      APPENDIX E

                                  FORM OF JPMIM
                       SUB-ADVISORY AGREEMENT WITH RESPECT
                                TO THE REIT FUND

                           UNDISCOVERED MANAGERS FUNDS

                             SUB-ADVISORY AGREEMENT
                        (UNDISCOVERED MANAGERS REIT FUND)

         This Sub-Advisory Agreement (this "Agreement") is entered into as of [insert date], 2004 by and between Undiscovered Managers, LLC, a Delaware limited liability company (the "Manager"), and J.P. Morgan Investment Management Inc., a Delaware corporation (the "Sub-Adviser").

         WHEREAS, the Manager has entered into a Management Agreement dated August 1, 2001 (the "Management Agreement") with Undiscovered Managers Funds (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the REIT Fund of the Trust (the "Series");

         WHEREAS, the Management Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Management Agreement to one or more sub-advisers; and

         WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-Adviser agree as follows:

1.       Sub-Advisory Services.

         a. The Sub-Adviser shall, subject to the supervision of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.

         b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The

Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the trustees of the Trust pursuant to
Section 15(c) of the 1940 Act.

         c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

         d. The Sub-Adviser shall be bound by the Code of Ethics of Undiscovered Managers Funds as such Code of Ethics is amended or superseded from time to time.

2.       Obligations of the Manager.

         a. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

         b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instructions given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instructions under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination with respect to brokerage and research services or products may be viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.

6. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of 0.70% of the first $200 million of the Series' average daily net assets, 0.65% of the next $100 million of such assets and 0.60% of such assets in excess of $300 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Management Agreement. The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein.

7. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.

8. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties.

9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

         a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

         b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser by the Manager, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series; and

         c. this Agreement shall automatically terminate in the event of its assignment.

         Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

12.      General.

         a. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

         b. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

                                                 UNDISCOVERED MANAGERS, LLC

                                                 By:----------------------------
                                                    [name/title]

                                                 J.P. MORGAN INVESTMENT
                                                 MANAGEMENT INC.

                                                 By:----------------------------
                                                   [name/title]

                                                                      APPENDIX F

            OTHER MUTUAL FUNDS ADVISED BY JPMIM AND THE SUB-ADVISERS


         JPMIM acts as adviser or sub-adviser to the mutual funds set forth in the table below that have investment objectives similar to those of the applicable Funds for compensation as set forth below at the annual percentage rates of the value of the average daily net assets of the relevant fund.



                                                                           Net Assets (in millions)
                                 Other Funds                                 of Other Funds as of
         Fund              with Similar Objectives     Capacity of JPMIM      November 30, 2003           Fee Rate
         ----              -----------------------     -----------------     ------------------           --------
Behavioral Growth Fund     JPMorgan Capital Growth          Adviser                 $ 478.3                 0.40%(1)
                           Fund

Behavioral Growth Fund     JPMorgan Mid Cap Growth          Adviser                 $  61.9                 0.65%(2)
                           Fund

Behavioral Value Fund      JPMorgan Small Cap               Adviser                 $ 736.7                 0.65%(3)
                           Equity Fund

Behavioral Value Fund      JPMorgan U.S. Small              Adviser                 $ 372.8                 0.60%(4)
                           Company Fund

REIT Fund                  American Century Real            Sub-Adviser             $ 323.1                0.425%
                           Estate Fund

Small Cap Growth Fund      JPMorgan Small Cap               Adviser                 $   4.2                 0.80%(5)
                           Growth Fund

Small Cap Growth Fund      JPMorgan U.S. Small              Adviser                 $  14.1                 0.60%(6)
                           Company Opportunities
                           Fund

Small Cap Growth Fund      JPMorgan Dynamic Small           Adviser                 $ 195.9                 0.65%(7)
                           Cap Fund

Small Cap Growth Fund      JPMorgan Multi-Manager           Adviser*                $ 202.3                 0.85%(8)
                           Small Cap Growth Fund


------------------------------


(1) JPMorgan Chase Bank has contractually agreed that it will reimburse such fund to the extent total annual operating expenses of the Select Class shares of such fund (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.93% of the average daily net assets of the Select Class shares of such fund.



(2) JPMorgan Chase Bank has contractually agreed that it will reimburse such fund to the extent total annual operating expenses of the Class A shares of such fund (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.35% of the average daily net assets of the Class A shares of such fund.



(3) JPMorgan Chase Bank has contractually agreed that it will reimburse such fund to the extent total annual operating expenses of the Select Class shares of such fund (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.85% of the average daily net assets of the Select Class shares of such fund.



(4) JPMorgan Chase Bank has contractually agreed that it will reimburse such fund to the extent total annual operating expenses of the Institutional Class shares of such fund (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.83% of the average daily net assets of the Institutional Class shares of such fund.



(5) JPMorgan Chase Bank has contractually agreed that it will reimburse such fund to the extent total annual operating expenses of the Institutional Class shares of such fund (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.85% of the average daily net assets of the Institutional Class shares of such fund.



(6) JPMorgan Chase Bank has contractually agreed that it will reimburse such fund to the extent total annual operating expenses of the Select Class shares of such fund (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.02% of the average daily net assets of the Select Class shares of such fund.



(7) JPMorgan Chase Bank has contractually agreed that it will reimburse such fund to the extent total annual operating expenses of the Select Class shares of such fund (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.10% of the average daily net assets of the Select Class shares of such fund.



(8) JPMorgan Chase Bank has contractually agreed that it will reimburse such fund to the extent total annual operating expenses of the Select Class shares of such fund (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.40% of the average daily net assets of the Select Class shares of such fund.



* State Street Research Management Company, J.&W. Seligman & Co. Incorporated and UBS Global Asset Management (New York) Inc. serve as sub-advisers to such fund.



Mazama Capital Management, Inc. acts as sub-adviser to the mutual funds set forth in the table below that have investment objectives similar to that of the Small Cap Growth Fund for compensation as set forth below at the annual percentage rates of the value of such portion of the average net assets of the relevant fund that are managed by Mazama Capital Management, Inc. Fuller & Thaler Asset Management, Inc. does not act as investment adviser or sub-adviser to other mutual funds with similar objectives to those of the Behavioral Growth Fund or the Behavioral Value Fund.



                                                                         Net Assets (in millions)
                                                                           of Other Funds under
                                                Other Funds              Sub-Adviser's Management
Sub-Adviser             Fund              with Similar Objectives         As of October 31, 2003      Fee Rate
----------------     -----------     ---------------------------------   ------------------------   --------------
Mazama Capital       Small Cap       Horace Mann Small Cap Growth Fund           $18.4**            0.70%*
Management, Inc.     Growth Fund

Mazama Capital       Small Cap       Mass Mutual Small Company Growth            $68.2**            0.70% on first
Management, Inc.     Growth Fund     Fund                                                           $50 million,
                                                                                                    0.65% on
                                                                                                    amounts over
                                                                                                    $50 million*

Mazama Capital       Small Cap       SEI Institutional Investments               $213.1**           0.50%*
Management, Inc.     Growth Fund     Trust

Mazama Capital       Small Cap       SEI Institutional Managed Trust             $286.7**           0.50%*
Management, Inc.     Growth Fund

Mazama Capital       Small Cap       MTB Small Cap Stock Fund                    $68.5**            0.70%*
Management, Inc.     Growth Fund

------------------------------


* With respect to such fund, Mazama Capital Management, Inc. has not waived, reduced or otherwise agreed to reduce its compensation under the applicable contract.



** Mazama Capital Management, Inc. only manages a segment of the net assets of such funds. One or more other sub-advisers manage the other segment(s) of such funds.

                                                                      APPENDIX G

SHARES OUTSTANDING AND ENTITLED TO VOTE

For each class of each Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of December 1, 2003, the record date for the Meeting, was as follows:


                                                   NUMBER OF SHARES OUTSTANDING AND
                                                     ENTITLED TO VOTE PER CLASS
                  NAME OF FUND                   Institutional Class   Investor Class
                                                 -------------------   --------------
Undiscovered Managers Behavioral Growth Fund        5,843,034.461        679,271.692
Undiscovered Managers Behavioral Value Fund         1,747,987.944           n/a
Undiscovered Managers REIT Fund                    10,812,007.016           n/a
Undiscovered Managers Special Small Cap Fund          717,552.774           n/a
UM Small Cap Growth Fund                           13,582,756.222           n/a


SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS AND MANAGEMENT


The following table sets forth certain information with respect to the ownership of the classes of shares of the Funds as of November 30, 2003 by each person known to the Funds to be the record owner of more than five percent of any of the classes of shares of the Funds listed. It is not known by the Funds whether any shareholder of record listed below is also a beneficial owner.



                                                                              Shares Owned of
      Fund and Class                      Name and Address                         Record         % Ownership
      --------------                      ----------------                         ------         -----------
Undiscovered Managers           Fidelity Investments Institutional              2,000,119.615        34.29%*
Behavioral Growth Fund,         Operations Inc., As Agent for Certain
Institutional Class Shares      Employee Benefit Plans
                                100 Magellan Way
                                Covington, KY 41045

                                                                                1,777,237.084        30.47%*
                                Charles Schwab & Co. Inc.
                                Special Cust A/C
                                FBO Exclusive Benefit of Customers
                                Attn. Mutual Funds
                                101 Montgomery St.
                                San Francisco, CA  94104

                                State Street TTEE                                 384,970.830         6.60%
                                Health Partners 401k Plan
                                805 Pennsylvania Avenue
                                Kansas City, MO  64105

Undiscovered Managers           Fidelity Investments Institutional                520,130.335        76.69%*
Behavioral Growth Fund,         Operations Inc.
Investor Class Shares           As Agent for Certain Employee
                                Benefit Plans
                                100 Magellan Way
                                Covington, KY 41045

                                Trust Company of America                           60,355.436         8.90%
                                FBO 98
                                P.O. Box 6503
                                Englewood, CO  80155

Undiscovered Managers           Charles Schwab & Co. Inc.                         864,805.925        49.53%*
Behavioral Value Fund,          Special Cust A/C
Institutional Class Shares      FBO Exclusive Benefit of Customers
                                Attn. Mutual Funds
                                101 Montgomery St.
                                San Francisco, CA 94104

                                National Investor Services FBO                    238,589.859        13.66%
                                097-500000-19
                                55 Water Street, 32nd Floor
                                New York, NY  10041-3299

                                The Columbus Fund Limited                         123,481.281         7.07%
                                C/O Moore Stephen Intl Services
                                P.O. Box 3186 Abbot Building
                                Main Street
                                Tortola, British Virgin Islands

                                Wells Fargo Bank NA                               108,215.439         6.20%
                                FBO Alexander Proudfoot D B
                                P.O. Box 1533
                                Minneapolis, MN 55480

Undiscovered Managers REIT      Charles Schwab & Co. Inc.                       7,525,096.712        69.64%*
Fund, Institutional Class       Special Cust A/C
Shares                          FBO Exclusive Benefit of Customers
                                Attn. Mutual Funds
                                101 Montgomery St.
                                San Francisco, CA 94104

                                National Investor Services FBO                    973,437.971         9.01%
                                097-50000-19
                                55 Water Street, 32nd Floor
                                New York, NY  10041-3299

                                Pershing LLC                                      705,954.812         6.53%
                                PO Box 2052
                                Jersey City, NJ  07303-9998

Undiscovered Managers Special   Charles Schwab & Co. Inc.                         273,427.527        38.11%*
Small Cap Fund, Institutional   Special Cust A/C
Class Shares                    FBO Exclusive Benefit of Customers
                                Attn. Mutual Funds
                                101 Montgomery St.
                                San Francisco, CA 94104

                                Abbott J. Keller                                   61,301.371         8.54%
                                2469 Hallmark Drive
                                Bellmont, CA  94002

                                Wilmington Trust Co. Custodian                     53,018.538         7.39%
                                FBO The 1984 Trust No. 2
                                A/C 60808-5 U/A DTD 02/21/03
                                C/o Mutual Funds
                                P.O. Box 8882
                                Wilmington, DE  19899-8882

                                Wilmington Trust Co. Custodian                     53,018.538         7.39%
                                FBO The 1984 Trust No. 1
                                A/C 60807-5 U/A DTD 02/21/03
                                C/o Mutual Funds
                                P.O. Box 8882
                                Wilmington, DE  19899-8882

                                Wilmington Trust Co. Custodian                     41,401.761         5.77%
                                Cust FBO R Foundation Trust
                                A/C 60805-0 U/A DTD 02/21/03
                                C/o Mutual Funds
                                P.O. Box 8882
                                Wilmington, DE  19899-8882

                                Abbott Keller TTEE                                 40,277.586         5.61%
                                Mortimer Keller & Rose Keller Trst B
                                2469 Hallmark Drive
                                Belmont, CA  94002

                                Wilmington Trust Co. Custodian                     35,953.801         5.01%
                                A/C 60806-3
                                C/o Mutual Funds
                                P.O. Box 8882
                                Wilmington, DE  19899-8882

UM Small Cap Growth Fund,       Pershing LLC                                    2,247,712.547        16.60%
Institutional Class Shares      PO Box 2052
                                Jersey City, NJ  07303-9998

                                Fidelity Investments Institutional              2,079,818.167        15.36%
                                Operations Inc., As Agent for Certain
                                Employee Benefit Plans
                                100 Magellan Way
                                Covington, KY 41045

                                Wells Fargo Bank MN NA TTEE                     1,026,537.038         7.58%
                                Regirement Plan Services
                                 U/A DTD 06/16/03
                                P. O. Box 1533
                                Minneapolis, MN  55480

                                The Harvest Foundation of                         847,386.898         6.26%
                                The Piedmont Foundation
                                P.O. Box 5183
                                Martinsville, VA 24115

                                Charles Schwab & Co. Inc.                         776,618.060         5.73%
                                Special Cust A/C
                                FBO Exclusive Benefit of Customers

                                Attn:  Mutual Funds
                                101 Montgomery Street
                                San Francisco, CA  94104

                                M&T Bank                                          738,435.480         5.45%
                                FBO Mercersburg Academy
                                Attn:  Mutual Funds
                                P.O. Box 1377
                                Buffalo, NY 14240

                                Burlington Bank and Trust Cust                    686,800.211         5.07%
                                FBO Great River Foundation Inc.
                                Attn:  Trust Dept
                                P.O. Box 728
                                Burlington, IA 52601

----------------------------


* Entity owned of record 25% or more of the outstanding shares of beneficial interest of the Fund. It is not known to the Funds whether such entity is also the beneficial owner of such shares. In the event that such entity is also the beneficial owner of such shares, such entity may be presumed to "control" the Fund, as that term is defined in the Investment Company Act.



The following table sets forth certain information with respect to the ownership of the Institutional Class shares of the Funds as of October 31, 2003, individually by the Trustees, the nominees for election as Trustees and the executive officers of the Funds and by all Trustees, nominees for election as Trustees and executive officers of the Funds as a group. Except as set forth in the table below, no Trustees, nominees for election as Trustees and executive officers of the Funds own Institutional Class shares of the Funds. As of such date, no Trustee, nominee or officer owned any Investor Class shares of the Funds.



                                                                        Institutional          % Ownership
                                                                        Class Shares         (of Institutional
             Fund                            Name                    Beneficially Owned        Class Shares)
             ----                            ----                    -------------------       -------------
Undiscovered Managers           Mark P. Hurley                          9,511.013               *
Behavioral Growth Fund
                                Roger B. Keating                        1,669.711               *
                                                                       ----------

                                Trustees/Nominees and Officers as      11,180.724               *
                                a Group

Undiscovered Managers           Mark P. Hurley                             54.793               *
                                                                       ----------
Behavioral Value Fund

                                Trustees/Nominees and Officers as          54.793               *
                                a Group

Undiscovered Managers REIT      Mark P. Hurley                          5,109.532               *
Fund
                                Roger B. Keating                        1,112.813               *
                                Patricia L. Duncan                        267.055               *
                                                                       ----------

                                Trustees/Nominees and Officers as       6,489.400               *
                                a Group

Undiscovered Managers           Mark P. Hurley                         19,723.327               *
Special
                                                                       ----------
Small Cap Fund

                                Trustees/Nominees and Officers as      19,723.327               *
                                a Group

UM Small Cap Growth Fund        Mark P. Hurley                          5,586.798               *

                                Roger B. Keating                        2,768.763               *
                                                                       ----------

                                Trustees/Nominees and Officers as       8,355.561               *
                                a Group


----------------------
*Beneficially owns less than 1%.

         PROXY TABULATOR
         P.O. BOX 9132
         HINGHAM, MA  02043-9132



                                                          INSTRUCTION FORM

UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND                          THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON
                                                                             BEHALF OF THE TRUSTEES OF UNDISCOVERED MANAGERS FUNDS

Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to avoid additional mailings.

The undersigned hereby appoints Mark P. Hurley and Patricia L. Duncan, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of
Shareholders of Undiscovered Managers Funds on January 13, 2004, at 4:00 p.m., Central time, and at any adjournments thereof, all of the shares of the above referenced fund, which the undersigned would be entitled to vote if personally present.

                                                                                       PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


                                                                                Date
                                                                                     --------------------------------



                                                                                ---------------------------------------------------
                                                                                Signature(s)                       (SIGN IN THE BOX)

                                                                                NOTE: Please sign exactly as your name appears on
                                                                                this card. All joint owners should sign. When
                                                                                signing as executor, administrator, attorney,
                                                                                trustee or guardian or as custodian for a minor,
                                                                                please give full title as such. If a corporation,
                                                                                please sign in full corporate name and indicate the
                                                                                signer's office. If a partner, please sign in the
                                                                                partnership name.



PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [x]
PLEASE DO NOT USE FINE POINT PENS.



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IN THEIR DISCRETION,
THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS OF UNDISCOVERED
MANAGERS BEHAVIORAL GROWTH FUND ARE BEING ASKED TO VOTE ON PROPOSALS 1, 2 AND 6, AS NUMBERED IN THE PROXY STATEMENT. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND FOR ALL NOMINEES WITH RESPECT TO PROPOSAL 6. THE TRUSTEES
RECOMMEND A VOTE FOR PROPOSALS 1 AND 2 AND A VOTE FOR ALL NOMINEES WITH RESPECT TO PROPOSAL 6.


                                                                                            FOR          AGAINST     ABSTAIN

1.  Proposal by the Trustees to approve the Management Agreement relating to                [ ]            [ ]         [ ]
    Undiscovered Managers Behavioral Growth Fund between Undiscovered Managers
    Funds and J.P. Morgan Investment Management Inc., which agreement is to take effect upon the consummation of the Transaction (as defined in the Proxy
    Statement).

2.  Proposal by the Trustees to approve the Sub-Advisory Agreement relating to              [ ]            [ ]         [ ]
    Undiscovered Managers Behavioral Growth Fund between J.P. Morgan Investment
    Management Inc. and Fuller & Thaler Asset Management, Inc., which agreement is to take effect upon the consummation of the Transaction (as defined in the Proxy Statement).

                                                                                              FOR       WITHHELD
                                                                                              ALL       FROM ALL
                                                                                            NOMINEES    NOMINEES

6.  Proposal by the Trustees to elect a new Board of Trustees composed of the                 [ ]         [ ]
    following ten nominees: (01) William J. Armstrong, (02) Roland R. Eppley,
    Jr., (03) Dr. Matthew Goldstein, (04) Ann Maynard Gray, (05) Matthew Healey,
    (06) Robert J. Higgins, (07) William G. Morton, Jr., (08) Fergus Reid, III,
    (09) James J. Schonbachler, and (10) Leonard M. Spalding, Jr., each to take office upon the consummation of the Transaction (as defined in the Proxy
    Statement).


------------------------------------------------------------------------------
FOR ALL NOMINEES EXCEPT AS NOTED ABOVE


                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

         PROXY TABULATOR
         P.O. BOX 9132
         HINGHAM, MA  02043-9132





                                                          INSTRUCTION FORM

UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND                           THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON
                                                                             BEHALF OF THE TRUSTEES OF UNDISCOVERED MANAGERS FUNDS

Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to avoid additional mailings.

The undersigned hereby appoints Mark P. Hurley and Patricia L. Duncan, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of
Shareholders of Undiscovered Managers Funds on January 13, 2004, at 4:00 p.m., Central time, and at any adjournments thereof, all of the shares of the above referenced fund, which the undersigned would be entitled to vote if personally present.

                                                                                       PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


                                                                                Date
                                                                                     --------------------------------



                                                                                ---------------------------------------------------
                                                                                Signature(s)                       (SIGN IN THE BOX)

                                                                                NOTE: Please sign exactly as your name appears on
                                                                                this card. All joint owners should sign. When
                                                                                signing as executor, administrator, attorney,
                                                                                trustee or guardian or as custodian for a minor,
                                                                                please give full title as such. If a corporation,
                                                                                please sign in full corporate name and indicate the
                                                                                signer's office. If a partner, please sign in the
                                                                                partnership name.



PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [x]
PLEASE DO NOT USE FINE POINT PENS.




THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IN THEIR DISCRETION,
THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS OF UNDISCOVERED
MANAGERS BEHAVIORAL VALUE FUND ARE BEING ASKED TO VOTE ON PROPOSALS 1, 3 AND 6, AS NUMBERED IN THE PROXY STATEMENT. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 3 AND FOR ALL NOMINEES WITH RESPECT TO PROPOSAL 6. THE TRUSTEES
RECOMMEND A VOTE FOR PROPOSALS 1 AND 3 AND A VOTE FOR ALL NOMINEES WITH RESPECT TO PROPOSAL 6.


                                                                                            FOR          AGAINST     ABSTAIN

1.  Proposal by the Trustees to approve the Management Agreement relating to                [ ]            [ ]         [ ]
    Undiscovered Managers Behavioral Value Fund between Undiscovered Managers
    Funds and J.P. Morgan Investment Management Inc., which agreement is to take effect upon the consummation of the Transaction (as defined in the Proxy
    Statement).

3.  Proposal by the Trustees to approve the Sub-Advisory Agreement relating to              [ ]            [ ]         [ ]
    Undiscovered Managers Behavioral Value Fund between J.P. Morgan Investment
    Management Inc. and Fuller & Thaler Asset Management, Inc., which agreement is to take effect upon the consummation of the Transaction (as defined in the Proxy Statement).

                                                                                              FOR       WITHHELD
                                                                                              ALL       FROM ALL
                                                                                            NOMINEES    NOMINEES

6.  Proposal by the Trustees to elect a new Board of Trustees composed of the                 [ ]         [ ]
    following ten nominees: (01) William J. Armstrong, (02) Roland R. Eppley,
    Jr., (03) Dr. Matthew Goldstein, (04) Ann Maynard Gray, (05) Matthew Healey,
    (06) Robert J. Higgins, (07) William G. Morton, Jr., (08) Fergus Reid, III,
    (09) James J. Schonbachler, and (10) Leonard M. Spalding, Jr., each to take office upon the consummation of the Transaction (as defined in the Proxy
    Statement).


------------------------------------------------------------------------------
FOR ALL NOMINEES EXCEPT AS NOTED ABOVE


                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

         PROXY TABULATOR
         P.O. BOX 9132
         HINGHAM, MA  02043-9132




                                                          INSTRUCTION FORM

UM SMALL CAP GROWTH FUND                                              THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON
                                                                             BEHALF OF THE TRUSTEES OF UNDISCOVERED MANAGERS FUNDS

Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to avoid additional mailings.

The undersigned hereby appoints Mark P. Hurley and Patricia L. Duncan, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of
Shareholders of Undiscovered Managers Funds on January 13, 2004, at 4:00 p.m., Central time, and at any adjournments thereof, all of the shares of the above referenced fund, which the undersigned would be entitled to vote if personally present.

                                                                                       PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


                                                                                Date
                                                                                     --------------------------------



                                                                                ---------------------------------------------------
                                                                                Signature(s)                       (SIGN IN THE BOX)

                                                                                NOTE: Please sign exactly as your name appears on
                                                                                this card. All joint owners should sign. When
                                                                                signing as executor, administrator, attorney,
                                                                                trustee or guardian or as custodian for a minor,
                                                                                please give full title as such. If a corporation,
                                                                                please sign in full corporate name and indicate the
                                                                                signer's office. If a partner, please sign in the
                                                                                partnership name.


PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [x]
PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IN THEIR DISCRETION,
THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS OF UM SMALL CAP
GROWTH FUND ARE BEING ASKED TO VOTE ON PROPOSALS 1, 4 AND 6, AS NUMBERED IN THE PROXY STATEMENT. IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR PROPOSALS 1 AND 4 AND FOR ALL NOMINEES WITH RESPECT TO PROPOSAL 6. THE TRUSTEES RECOMMEND A VOTE FOR PROPOSALS 1
AND 4 AND A VOTE FOR ALL NOMINEES WITH RESPECT TO PROPOSAL 6.

                                                                                            FOR          AGAINST     ABSTAIN

1.  Proposal by the Trustees to approve the Management Agreement relating to UM             [ ]            [ ]          [ ]
    Small Cap Growth Fund between Undiscovered Managers Funds and J.P. Morgan
    Investment Management Inc., which agreement is to take effect upon the consummation of the Transaction (as defined in the Proxy Statement).

4.  Proposal by the Trustees to approve the Sub-Advisory Agreement relating to              [ ]            [ ]          [ ]
    UM Small Cap Growth Fund between J.P. Morgan Investment Management Inc. and
    Mazama Capital Management, Inc., which agreement is to take effect upon the consummation of the Transaction (as defined in the Proxy Statement).


                                                                                              FOR       WITHHELD
                                                                                              ALL       FROM ALL
                                                                                            NOMINEES    NOMINEES

6.  Proposal by the Trustees to elect a new Board of Trustees composed of the                 [ ]         [ ]
    following ten nominees: (01) William J. Armstrong, (02) Roland R. Eppley,
    Jr., (03) Dr. Matthew Goldstein, (04) Ann Maynard Gray, (05) Matthew Healey,
    (06) Robert J. Higgins, (07) William G. Morton, Jr., (08) Fergus Reid, III,
    (09) James J. Schonbachler, and (10) Leonard M. Spalding, Jr., each to take office upon the consummation of the Transaction (as defined in the Proxy
    Statement).


------------------------------------------------------------------------------
FOR ALL NOMINEES EXCEPT AS NOTED ABOVE


                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

         PROXY TABULATOR
         P.O. BOX 9132
         HINGHAM, MA  02043-9132





                                                          INSTRUCTION FORM

UNDISCOVERED MANAGERS REIT FUND                                       THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON
                                                                             BEHALF OF THE TRUSTEES OF UNDISCOVERED MANAGERS FUNDS

Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to avoid additional mailings.

The undersigned hereby appoints Mark P. Hurley and Patricia L. Duncan, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of
Shareholders of Undiscovered Managers Funds on January 13, 2004, at 4:00 p.m., Central time, and at any adjournments thereof, all of the shares of the above referenced fund, which the undersigned would be entitled to vote if personally present.

                                                                                       PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


                                                                                Date
                                                                                     --------------------------------



                                                                                ---------------------------------------------------
                                                                                Signature(s)                       (SIGN IN THE BOX)

                                                                                NOTE: Please sign exactly as your name appears on
                                                                                this card. All joint owners should sign. When
                                                                                signing as executor, administrator, attorney,
                                                                                trustee or guardian or as custodian for a minor,
                                                                                please give full title as such. If a corporation,
                                                                                please sign in full corporate name and indicate the
                                                                                signer's office. If a partner, please sign in the
                                                                                partnership name.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [x]
PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IN THEIR DISCRETION,
THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS OF UNDISCOVERED
MANAGERS REIT FUND ARE BEING ASKED TO VOTE ON PROPOSALS 1, 5 AND 6, AS NUMBERED IN THE PROXY STATEMENT. IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 5 AND FOR ALL NOMINEES WITH RESPECT TO PROPOSAL 6. THE TRUSTEES RECOMMEND A VOTE FOR
PROPOSALS 1 AND 5 AND A VOTE FOR ALL NOMINEES WITH RESPECT TO PROPOSAL 6.

                                                                                            FOR          AGAINST     ABSTAIN

1.  Proposal by the Trustees to approve the Management Agreement relating to                 [ ]            [ ]          [ ]
    Undiscovered Managers REIT Fund between Undiscovered Managers Funds and J.P.
    Morgan Investment Management Inc., which agreement is to take effect upon the consummation of the Transaction (as defined in the Proxy Statement).

5.  Proposal by the Trustees to approve the Sub-Advisory Agreement relating to               [ ]            [ ]          [ ]
    Undiscovered Managers REIT Fund between Undiscovered Managers, LLC and J.P.
    Morgan Investment Management Inc.

                                                                                              FOR       WITHHELD
                                                                                              ALL       FROM ALL
                                                                                            NOMINEES    NOMINEES

6.  Proposal by the Trustees to elect a new Board of Trustees composed of the                 [ ]         [ ]
    following ten nominees: (01) William J. Armstrong, (02) Roland R. Eppley,
    Jr., (03) Dr. Matthew Goldstein, (04) Ann Maynard Gray, (05) Matthew Healey,
    (06) Robert J. Higgins, (07) William G. Morton, Jr., (08) Fergus Reid, III,
    (09) James J. Schonbachler, and (10) Leonard M. Spalding, Jr., each to take office upon the consummation of the Transaction (as defined in the Proxy
    Statement).


------------------------------------------------------------------------------
FOR ALL NOMINEES EXCEPT AS NOTED ABOVE


                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

     PROXY TABULATOR
     P.O. BOX 9132
     HINGHAM, MA  02043-9132



                                                          INSTRUCTION FORM


UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND                            THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON
                                                                               BEHALF OF THE TRUSTEES OF UNDISCOVERED MANAGERS FUNDS

Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to avoid additional mailings.

The undersigned hereby appoints Mark P. Hurley and Patricia L. Duncan, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of
Shareholders of Undiscovered Managers Funds on January 13, 2004, at 4:00 p.m., Central time, and at any adjournments thereof, all of the shares of the above referenced fund, which the undersigned would be entitled to vote if personally present.


                                                                                    PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


                                                                                Date
                                                                                     --------------------------------



                                                                                ---------------------------------------------------
                                                                                Signature(s)                       (SIGN IN THE BOX)

                                                                                NOTE: Please sign exactly as your name appears on
                                                                                this card. All joint owners should sign. When
                                                                                signing as executor, administrator, attorney,
                                                                                trustee or guardian or as custodian for a minor,
                                                                                please give full title as such. If a corporation,
                                                                                please sign in full corporate name and indicate the
                                                                                signer's office. If a partner, please sign in the
                                                                                partnership name.
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PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.  [x]
PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IN THEIR DISCRETION,
THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS OF UNDISCOVERED
MANAGERS SPECIAL SMALL CAP FUND ARE BEING ASKED TO VOTE ONLY ON PROPOSAL 6, AS NUMBERED IN THE PROXY STATEMENT. IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES WITH RESPECT TO PROPOSAL 6. THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES WITH
RESPECT TO PROPOSAL 6.

                                                                                                     FOR              WITHHELD
                                                                                                     ALL              FROM ALL
                                                                                                   NOMINEES           NOMINEES

6.  Proposal by the Trustees to elect a new Board of Trustees composed of the                        [ ]                [ ]
    following ten nominees: (01) William J. Armstrong, (02) Roland R. Eppley,
    Jr., (03) Dr. Matthew Goldstein, (04) Ann Maynard Gray, (05) Matthew Healey,
    (06) Robert J. Higgins, (07) William G. Morton, Jr., (08) Fergus Reid, III,
    (09) James J. Schonbachler, and (10) Leonard M. Spalding, Jr., each to take office upon the consummation of the Transaction (as defined in the Proxy
    Statement).


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FOR ALL NOMINEES EXCEPT AS NOTED ABOVE
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                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.